SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

                          Citibank (South Dakota), N.A.
                                  on behalf of
                       Citibank Credit Card Master Trust I
         (Issuer in respect of the Citibank Credit Card Master Trust I,
 Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 and
  Floating Rate Class B Credit Card Participation Certificates, Series 1996-5)
             ______________________________________________________
                  (Exact name of registrant as specified in its
                                    charter)


   United States of America                                46-0358360
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                          Identification No.)


  701 East 60th St., North
   Sioux Falls, South Dakota
                                                             57117
  (Address of principal                                   (Zip Code)
       executive offices)

                     SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12 (b) OF THE ACT:

                                      None.


                     SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12 (g) OF THE ACT:

                  $750,000,000 aggregate principal amount of the Citibank Credit Card Master Trust I, Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 (the "Class A Certificates") with an expected final payment date of September 2003 and $48,000,000 aggregate principal amount of the Citibank Credit Card Master Trust I, Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 (the "Class B Certificates") with an expected final payment date of September 2003.

Item 1.  Description of the Registrant's Securities
             to be Registered

     1.1 For a description of the Class A Certificates and Class B Certificates, reference is hereby made to the description of the Class A Certificates and Class B Certificates contained in the Prospectus relating to the Class A Certificates and Class B Certificates filed with the Securities and Exchange Commission (File No.33-99328) and incorporated herein by reference (see in particular "Series Provisions" therein).

Item 2.           Exhibits

     2.1            Form  of  Class  A  Certificate   and  Class  B  Certificate
                    (included within Exhibit 2.3).

     2.2 Pooling and Servicing Agreement (incorporated by reference from Exhibit 4.2 of the registrants' registration statements on Form S-1 (File Nos. 33-41054 and 33-48148) and from
                    Exhibit 4 of the registrants' registration statement on Form S-3 (File No. 33-77802)).

     2.3            Series 1996-5 Supplement.

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                           CITIBANK (SOUTH DAKOTA), N.A.




                            By: /s/ Eugene D. Rowenhorst
                               Eugene D. Rowenhorst
                               Senior Vice President


September 30, 1996

                                                                     EXHIBIT 2.3


                         CITIBANK (SOUTH DAKOTA), N.A.,
                              Seller and Servicer,

                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION,
                                     Seller,

                                       and

                     YASUDA BANK AND TRUST COMPANY (U.S.A.),
                                     Trustee

                       on behalf of the Certificateholders


                            SERIES 1996-5 SUPPLEMENT

                           Dated as of August 29, 1996

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 29, 1991



                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5

                                TABLE OF CONTENTS

                                      Page


                                    ARTICLE I

                   Creation of the Series 1996-5 Certificates

Section 1.01.  Designation ...........................................  1

                                   ARTICLE II

                                   Definitions

Section 2.01.  Definitions ...........................................  2
Section 2.02.  Amendment to Definition of "Series
               Adjusted Invested Amount" ............................. 31

                                   ARTICLE III

                              Servicer and Trustee

Section 3.01.  Servicing Compensation ................................ 31
Section 3.02.  Trustee Appointment of Agents ......................... 34

                                   ARTICLE IV

                   Rights of Series 1996-5 Certificateholders
                               and Allocation and
                           Application of Collections

Section 4.01.  Allocations ........................................... 34
Section 4.02.  Determination of Monthly Interest ..................... 36
Section 4.03.  Determination of Monthly
               Principal ............................................. 38
Section 4.04.  Establishment of Funding Accounts ..................... 38
Section 4.05.  Required Amount ....................................... 41
Section 4.06.  Application of Reallocated Investor
               Finance Charge Collections and
               Available Investor Principal
               Collections ........................................... 42
Section 4.07.  Distributions to Series 1996-5
               Certificateholders .................................... 49
Section 4.08.  Investor Charge-Offs .................................. 50
Section 4.09.  Excess Finance Charge Collections ..................... 52
Section 4.10.  Subordinated Principal Collections .................... 55

Section 4.11.  Credit Enhancement .................................... 56
Section 4.12.  Reallocated Investor Finance Charge
               Collections ........................................... 64
Section 4.13.  Excess Principal Collections .......................... 65
Section 4.14.  Interest Rate Swaps ................................... 66

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1996-5 Certificateholders

Section 5.01. Distributions .......................................... 67
Section 5.02.  Reports and Statements to
               Certificateholders  Series 1996-5...................... 68

                                   ARTICLE VI

                               Amortization Events

Section 6.01.  Additional Amortization Events ........................ 69

                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

Section 7.01.  Optional Repurchase ................................... 70
Section 7.02.  Additional Issuances of Series 1996-5
               Certificates .......................................... 71
Section 7.03.  Accumulation Period Postponement ...................... 74

                                  ARTICLE VIII

                               Final Distributions

Section 8.01.  Sale of Certificateholders' Interest
               pursuant to Section 2.06 or 10.01 of the
               Agreement ............................................ 76
Section 8.02.     Distribution of Proceeds of Sale,
                  Disposition or Liquidation of the
                  Receivables Pursuant to Section 9.02
                  of the Agreement .................................. 78

                                   ARTICLE IX

                                    Covenants

Section 9.01.  Reduction in Portfolio Yield ......................... 81

                                    ARTICLE X

                            Miscellaneous Provisions

Section 10.01.  Ratification of Agreement ........................... 82
Section 10.02.  Counterparts ........................................ 82
Section 10.03.  Governing Law ....................................... 82
Section 10.04.  Construction of Agreement ........................... 82


                                                 EXHIBITS

Exhibit A-1     Form of Class A Certificate
Exhibit A-2     Form of Class B Certificate
Exhibit B-1     Form of Monthly Payment Instructions and Notification to the
                Trustee and the Cash Collateral Depositor
Exhibit B-2     Form of Monthly Payment Instructions and Notification to the
                Trustee and the Additional Cash Collateral Depositor
Exhibit C       Form of Monthly Statement
Exhibit D       Form of Monthly Servicer's Certificate
Exhibit E-1     Class A Interest Rate Swaps
Exhibit E-2     Class B Interest Rate Swaps

Schedule 1        List of dealers

                                                                  EXECUTION COPY


                                            SERIES 1996-5 SUPPLEMENT dated as of
                                    August  29,  1996,   among  CITIBANK  (SOUTH
                                    DAKOTA),    N.A.,    a   national    banking
                                    association,  Seller and Servicer;  CITIBANK
                                    (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and YASUDA BANK AND TRUST COMPANY (U.S.A.), a New York trust company, Trustee.


                  Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   Creation of the Series 1996-5 Certificates

                  Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series 1996-5". The Series 1996-5 Certificates shall be issued in two Classes, the first of which shall be known as the "Floating Rate Class A Credit Card Participation Certificates, Series 1996-5", and the second of which shall be known as the "Floating Rate Class B Credit Card Participation Certificates, Series 1996-5".

                  (b) Series 1996-5 shall be included in Group One. Notwithstanding any provision in the Agreement or in this Series Supplement, (i) the first Distribution Date with respect to Series 1996-5 shall be the October 1996 Distribution Date and (ii) Group One Investor Monthly Interest and Certificate Rate, as such terms are used in this Series Supplement, any other Series Supplement and in the Agreement, and Insolvency Proceeds and Termination Proceeds allocable to Series 1996-5, shall each be determined with reference to the Class A Swap Rate (in the place of the Class A Certificate Rate) and the Class B Swap Rate (in the place of the Class B Certificate Rate), calculated on the basis of a 360-day year of twelve 30-day months. (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                   ARTICLE II

                                   Definitions

                  Section 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Accumulation Period" shall mean, unless an Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the fourth-to-last Business Day of August 2002, or such later date as is determined in accordance with Section 7.03, and ending upon the first to occur of (a) the commencement of the Early Amortization Period and (b) the payment in full to Class A Certificateholders and Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively.

                  "Accumulation  Period  Amount"  shall  mean for  each  Monthly
Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of (a) the Initial
Invested Amount and (b) the initial invested amounts of all Variable Accumulation Series which are not in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 7.03 applied to each such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date); provided further, that a Variable Accumulation Series shall be deemed to be in its revolving period in each Monthly Period in which the sum of the expected controlled accumulation or amortization amounts for all subsequent monthly periods for such Series is equal to the initial invested amount of such Series.

                  "Additional Cash Collateral Account" shall have the meaning specified in Section 4.11(a.1).

                  "Additional Cash Collateral Depositor" shall mean the financial institution or institutions which is or are a party to any Additional Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to an Additional Issuance Date, or any successors or assigns thereto appointed as provided in such Additional Loan Agreement.

                  "Additional Class A Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional Class B Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional   Interest"   shall   mean,   at   any   time   of
determination, the sum of Class A Additional Interest and Class B Additional Interest.

                  "Additional Investor Certificates" shall mean any one of the Additional Class A Certificates or the Additional Class B Certificates.

                  "Additional Issuance" shall have the meaning specified in
Section 7.02(a).

                  "Additional Issuance Date" shall have the meaning specified in
Section 7.02(a).

                  "Additional Loan Agreement" shall mean the agreement among the Banks, the Trustee and any Additional Cash Collateral Depositor, dated as of the related Additional Issuance Date.

                  "Adjusted Invested Amount" shall mean the Series Adjusted Invested Amount with respect to Series 1996-5.

                  "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series 1996-5 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation
Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

                  "Allocable Finance Charge Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1996-5 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1996-5 Allocation Percentage for the related Due Period and (b) Miscellaneous Payments with respect to the related Due Period.

                  "Allocable Principal Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1996-5 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Available Additional Cash Collateral Amount" shall mean, with respect to each Additional Cash Collateral Account and on any date of determination, the lesser of (a) the amount on deposit in such Additional Cash Collateral Account and (b) the Initial Additional Cash Collateral Amount for such Additional Cash Collateral Account.

                  "Available Cash Collateral Amount" shall mean, with respect to any date of determination, the lesser of (a) the amount on deposit in the Cash Collateral Account and (b) the Initial Cash Collateral Amount.

                  "Available Enhancement Amount" shall mean, with respect to any date of determination, the sum of the Available Cash Collateral Amount and the Available Additional Cash Collateral Amount with respect to such date.

                  "Available Expected Principal" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Fixed Accumulation Series which are not in their revolving periods as of such Monthly Period and (ii) all principal collections projected by the Servicer to be allocable to any other Series with respect to which an Amortization Event shall have occurred on or prior to such date of determination.

                  "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to (i) Investor Principal Collections for such Distribution Date, minus (ii) the amount of Subordinated Principal Collections with respect to such Distribution Date which pursuant to Section 4.10(a) is required to fund any deficiency pursuant to
Section 4.06(a)(i) and (a)(iii) or (c)(i) and (c)(iii), as the case may be, for such Distribution Date, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Distribution Date, plus (c) Series 1996-5 Excess Principal Collections on deposit in the Collection Account for such Distribution Date plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Distribution Date.

                  "Available Shared Enhancement Amount" shall mean, with respect to any date of determination, the lesser of (a) the Initial Shared Enhancement Amount and (b) the excess, if any, of the Available Enhancement Amount on such date over the Initial Class B Enhancement Amount.

                  "Cash Collateral Account" shall have the meaning specified in
Section 4.11(a).

                  "Cash Collateral Account Investments" shall mean Eligible Investments.

                  "Cash Collateral Depositor" shall mean the financial institution or institutions which are a party to the Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to the Closing Date to make a deposit in the Cash Collateral Account on the

Closing Date, or any successors or assigns thereto appointed as provided in the Loan Agreement.

                  "CCA Charge-Offs" shall have the meaning specified in Section 4.08(d).

                  "CCA  Default   Amount"  shall  mean,   with  respect  to  any
Distribution Date (commencing with the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred), the Allocable Defaulted Amount for the related Due Period.

                  "CCA Initial Invested Amount" shall mean the aggregate amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account and applied to the payment of principal of the Series 1996-5 Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.11(i)(D) and (E).

                  "CCA Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the CCA Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Cash Collateral Depositor and each Additional Cash Collateral Depositor pursuant to Section 4.06(f)(iv) prior to such date, minus (c) the aggregate amount of CCA Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(d), minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c), minus (e) an amount equal to the amount by which the CCA Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) and (b), and plus (f) the sum of
(i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(d) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that (i) unless and until a withdrawal is made from the Cash Collateral Account and each Additional Cash Collateral Account, and the proceeds thereof are applied to the payment of principal of the Series 1996-5 Certificates, with respect to the Economic Special Payment

Date pursuant to Section 4.11(i)(D) and (E), the CCA Invested Amount shall be zero and (ii) the CCA Invested Amount may not be reduced below zero.

                  "CCA  Monthly  Interest"  shall  mean,  with  respect  to  any
Distribution Date following the Economic Special Payment Date, an amount equal to one-twelfth of the product of (a) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (b) a fraction, the numerator of which is equal to the sum of
(i) the product of (x) the Class A Swap Rate and (y) the outstanding principal balance of the Class A Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date) and (ii) the product of
(x) the Class B Swap Rate and (y) the outstanding principal balance of the Class B Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class B Monthly Principal on such preceding Distribution Date), and the denominator of which is the sum of the outstanding principal balances referred to in clauses (i)(y) and (ii)(y) above; provided, however, that with respect to each Distribution Date following the Distribution Date on which the outstanding principal balance of the Class A Certificates has been reduced to zero, "CCA Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (A) the CCA Invested Amount as of the close of business on the preceding
Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (B) the Class B Swap Rate.

                  "CCA Monthly Principal" shall mean, for any Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred, the Available Investor Principal Collections for such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date); provided, however, that the CCA Monthly Principal shall not exceed the CCA Invested Amount.

                  "CCA Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.02(a).

                  "Class A Adjusted Net Swap Payment" shall mean, with respect to any Transfer Date, the Class A Net Swap Payment for such Transfer Date minus the Class A Funding Account Swap Payment for such Transfer Date.

                  "Class A Adjusted Net Swap Receipt" shall mean, with respect to any Transfer Date, the Class A Net Swap Receipt for such Transfer Date minus the Class A Funding Account Swap Receipt for such Transfer Date.

                  "Class A Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class A Invested Percentage for such Distribution Date and (b) the Class A Funding Account Shortfall for such Distribution Date, if any, and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date.

                  "Class A Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR for such Interest Period plus 0.105%; provided, however, with respect to the first Interest Period, the Class A Certificate Rate will be equal to 5.67052% per annum.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A Certificates.

                  "Class A Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1. For the avoidance of doubt, when used in this Series Supplement the term "Class A Certificates" shall include any Additional Class A Certificates.

                  "Class A Covered Amount" shall mean, with respect to any Monthly Period, (i) the product of (a) the Class A Certificate Rate in effect with respect to the applicable Interest Period, (b) the Class A Principal Funding Account Balance, if any, for such Monthly Period and (c) a fraction the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360, plus (ii) the Class A Funding Account Swap Payment for the such Monthly Period, if any, minus (iii) the Class A Funding Account Swap Receipt for the such Monthly Period, if any (to the extent that such amount has been deposited in the Collection Account on the Transfer Date relating to such Monthly Period).

                  "Class A Default Rate" shall mean the sum of the Class A Certificate Rate and 2.00% per annum.

                  "Class A Excess Investment Proceeds" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Investment Proceeds for such Monthly Period over (b) the Class A Covered Amount for such Monthly Period.

                  "Class A Expected Final Payment Date" shall mean the September 2003 Distribution Date.

                  "Class A Funding Account Shortfall" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Covered Amount for such Monthly Period over (b) the Class A Investment Proceeds for such Monthly Period; provided, however, that for the purpose of determining Class A Funding Account Shortfall, as such term is used in Section 4.06(a)(i) and 4.06(c)(i), Class A Covered Amount shall be determined without reference to any Class A Funding Account Swap Payment or any Class A Funding Account Swap Receipt.

                  "Class A Funding Account Swap Payment" shall mean, with respect to any Transfer Date, the product of the Class A Net Swap Payment for such Transfer Date and a fraction, the numerator of which is the Class A Principal Funding Account Balance as of the close of business on the preceding Distribution Date and the denominator of which is the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date.

                  "Class A Funding Account Swap Receipt" shall mean, with respect to any Transfer Date, the product of the Class A Net Swap Receipt for such Transfer Date and a fraction, the numerator of which is the Class A Principal Funding Account Balance as of the close of business on the preceding Distribution Date and the denominator of which is the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date.

                  "Class A Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class A Certificates, which is $750,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class A Certificates.

                  "Class A Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class A Interest Payment Date" shall mean the fifteenth day of each March, June, September and December (or, if such day is not a Business Day, the next succeeding Business Day) and the Class A Expected Final Payment Date, commencing on the December 1996 Distribution Date.

                  "Class A Interest Rate Swaps" shall mean the interest rate swap agreements dated the Closing Date, between the Trust and the Class A Swap Counterparties, for the benefit of the Class A Certificateholders, copies of which are attached hereto as Exhibit E-1, or any Replacement Interest Rate Swaps.

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.02(a).

                  "Class A Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                  "Class A Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class A

Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class A Investment Fee" shall mean, for each Distribution Date beginning with the October 2002 Distribution Date and ending with the Distribution Date immediately preceding the Class A Expected Final Payment Date, a fee in an amount equal to $661,623, $604,958, $547,523, $489,513, $430,739,
$371,356, $311,268,  $250,336,  $188,851,  $126,616, and $63,679,  respectively;
provided, however, after any Additional Issuance Date, the Class A Investment Fee shall be the amounts specified on such Additional Issuance Date.

                  "Class A Investment Proceeds" shall mean, with respect to any Monthly Period, the aggregate amount of all interest and other investment income (net of investment expenses) earned (and actually received by the Trustee on the Distribution Date following such Monthly Period) on the Class A Principal Funding Account Balance for such Monthly Period.

                  "Class A Investor Charge-Offs" shall have the meaning specified in Section 4.08(a).

                  "Class A Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable
Defaulted Amount for the related Due Period and (b) the Class A Invested Percentage for such Distribution Date.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.02(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.03(a).

                  "Class A Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Net Swap Payment" shall mean, with respect to any Transfer Date, the net amount due the Class A Swap Counterparties for such Transfer Date, if any, as determined pursuant to the Class A Interest Rate Swaps.

                  "Class A Net Swap Receipt" shall mean, with respect to any Transfer Date, the net amount due from the

Class A Swap Counterparties for such Transfer Date, if any, as determined pursuant to the Class A Interest Rate Swaps.

                  "Class A Payment Date" shall mean any Class A Interest Payment Date and any Special Payment Date.

                  "Class A Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Class A Principal Funding Account" shall have the meaning specified in Section 4.04(b).

                  "Class A Principal Funding Account Balance" shall mean, with respect to any Monthly Period, the principal amount, if any, on deposit in the Class A Principal Funding Account on the last day of such Monthly Period.

                  "Class A Swap Counterparties" shall mean Citibank (South Dakota) and Citibank (Nevada), or any successors or assigns thereto appointed as provided in the Class A Interest Rate Swaps, each in its individual capacity as swap counterparty pursuant to the related Class A Interest Rate Swap.

                  "Class A Swap Rate" shall mean 6.8691% per annum.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.02(b).

                  "Class B Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class B Invested Percentage for such Distribution Date.

                  "Class B Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR for such Interest Period plus 0.28%; provided, however, with respect to the first Interest Period, the Class B Certificate Rate will be equal to 5.84552% per annum.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class B Certificates.

                  "Class B Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2. For the avoidance of doubt, the term "Class B Certificates" when used in this Series Supplement shall include any Additional Class B Certificates.

                  "Class B Default Rate" shall mean the sum of the Class B Certificate Rate and 2.00% per annum.

                  "Class B Expected Final Payment Date" shall mean the September 2003 Distribution Date.

                  "Class B Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class B Certificates, which is $48,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class B Certificates.

                  "Class B Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class B Interest Payment Date" shall mean the fifteenth day of each March, June, September and December (or, if such day is not a Business Day, the next succeeding Business Day) and the Class B Expected Final Payment Date, commencing on the December 1996 Distribution Date.

                  "Class B Interest Rate Swaps" shall mean the interest rate swap agreements dated the Closing Date, between the Trust and the Class B Swap Counterparties, for the benefit of the Class B Certificateholders, copies of which are attached hereto as Exhibit E-2, or any Replacement Interest Rate Swaps.

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.02(b).

                  "Class B Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a

Reimbursement Draw Amount pursuant to Section 4.11(f)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b), minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c)), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a), and plus
(f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class B Investor Charge-Offs" shall have the meaning specified in Section 4.08(b).

                  "Class B Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable
Defaulted Amount for the related Due Period and (b) the Class B Invested Percentage for such Distribution Date.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.02(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.03(b).

                  "Class B Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class B Net Swap Payment" shall mean, with respect to any Transfer Date, the net amount due the Class B

Swap Counterparties for such Transfer Date, if any, as determined pursuant to the Class B Interest Rate Swaps.

                  "Class B Net Swap Receipt" shall mean, with respect to any Transfer Date, the net amount due from the Class B Swap Counterparties for such Transfer Date, if any, as determined pursuant to the Class B Interest Rate Swaps.

                  "Class B Payment Date" shall mean any Class B Interest Payment Date and any Special
Payment Date.

                  "Class  B   Principal   Commencement   Date"  shall  mean  the
Distribution Date on which the Class A Invested Amount is to be paid in full.

                  "Class B Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Class B Swap Counterparties" shall mean Citibank (South Dakota) and Citibank (Nevada), or any successors or assigns thereto appointed as provided in the Class B Interest Rate Swaps, each in its individual capacity as swap counterparty pursuant to the related Class B Interest Rate Swap.

                  "Class B Swap Rate" shall mean 7.037% per annum.

                  "Closing Date" shall mean August 29, 1996.

                  "Controlled Amortization Amount" shall mean $68,181,818; provided that after any Additional Issuance Date, or if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled
Amortization Amount shall mean the amount to be specified on such Additional Issuance Date or on the date on which the Accumulation Period is postponed, as applicable; provided further, that if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount for each Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and no less than the lesser of (a) the Accumulation Period Amount for such Monthly Period and (b) one-eleventh of the Class A Initial Invested Amount; provided, however, that the sum of the Controlled Amortization Amounts for all Monthly Periods during the postponed Accumulation Period shall not be less than the Class A Initial Invested Amount.

                  "Controlled Distribution Amount" shall mean, for any Distribution Date with respect to a Monthly Period, an amount equal to the sum of the Controlled Amortization Amount and any existing Deficit Controlled Amortization Amount.

                  "Cumulative Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Excess Interest Amount with respect to such Distribution Date and (b) the aggregate Excess Interest Amounts with respect to prior Distribution Dates which have not been deposited in the Class B Interest Funding Account pursuant to Section 4.09(c) or 4.11(d); provided, however, that with respect to the first Distribution Date, the Cumulative Excess Interest Amount shall be zero.

                  "Cut-Off Date" shall mean August 27, 1996.

                  "Default Draw Amount" shall have the meaning specified in
Section 4.11(e).

                  "Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date and
(b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount plus any then existing Deficit Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date.

                  "Designated Maturity" shall mean, prior to the occurrence of an Amortization Event, three months, and after the occurrence of an Amortization Event, one month.

                  "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

                  "Distribution Date" shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing October 15, 1996.

                  "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series 1996-5 is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the Cash Collateral Depositor and each Additional Cash Collateral Depositor of the CCA Invested Amount, if any, and (ii) the Termination Date.

                  "Economic Amortization Event" shall mean an Amortization Event set forth in Section 6.01(c) or (e).

                  "Economic Special Payment Date" shall mean the Special Payment Date falling in the Due Period following the Due Period in which an Economic Amortization Event is deemed to have occurred.

                  "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to
Section 4.06(a)(v) or (c)(v) and (b)(iii) or (d)(iii), as the case may be, with respect to such Distribution Date.

                  "Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (a) (i) the outstanding principal balance of the Class B Certificates as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of distributions of Class B Monthly Principal made to the Class B Certificateholders on or before such preceding Distribution Date) minus (ii) the Class B Invested Amount as of such preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date) and (b) the Class B Certificate Rate; provided, however, that with respect to the first Distribution Date, the Excess Interest Amount shall be zero.

                  "Excluded Series" shall mean Series 1992-1, Series 1993-1, Series 1995-7 and any other Series designated in the related Supplement as an Excluded Series.

                  "Expected Monthly  Principal" shall be equal to the product of
(i) the lowest of the monthly principal payment rates expressed as a decimal for the 12 months preceding the date of such calculation and (ii) the initial invested amounts of all outstanding Series, other than Excluded Series (except if an Amortization Event has occurred with respect to such Excluded Series).

                  "Fixed Accumulation Series" shall mean each outstanding Series, other than Excluded Series, for which, pursuant to the terms of the related Supplement, the commencement date of the Accumulation Period may not be changed at the option of the Servicer.

                  "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the Invested Amount and the CCA Invested Amount, if any, as of the first day of such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1996-5 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series 1996-5 Allocation Percentage with respect to the Cut-Off Date; provided further that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Gross Amount" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the Gross Amount Allocation Percentage of Allocable Finance Charge Collections for the Due Period immediately preceding such Distribution Date, (b) Reallocated Investor Finance Charge Collections for such Distribution Date and (c) the Class A Excess Investment Proceeds for such Distribution Date, if any.

                  "Gross Amount Allocation Percentage" shall mean 100% minus the Floating Allocation Percentage.

                  "Group One" shall mean Series 1996-5 and each other Series specified in the related Supplement to be included in Group One.

                  "Group One Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 1996-5 Additional Amounts for such Distribution Date and (b) for all other Series included in Group One, the sum of (i) the aggregate net amount by which the invested amounts of the Investor Certificates of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                  "Group One Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series 1996-5 Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) Series 1996-5 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of

(a) Series 1996-5 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Group One for such Distribution Date.

                  "Initial Additional Cash Collateral Amount" shall mean the aggregate amount of additional credit enhancement provided by each Additional Cash Collateral Depositor for the benefit of the Series 1996-5 Certificates on the related Additional Issuance Date.

                  "Initial Cash Collateral Amount" shall mean the sum of (x) $55,860,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor for the benefit of the Series 1996-5 Certificates on each Additional Issuance Date.

                  "Initial Class B Additional Collateral Amount" shall mean the aggregate amount of any additional credit enhancement provided by each Additional Cash Collateral Depositor solely for the Class B Certificates on the related Additional Issuance Date.

                  "Initial Class B Collateral Amount" shall mean the sum of (x) $15,960,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor solely for the Class B Certificates on each Additional Issuance Date.

                  "Initial Class B Enhancement Amount" shall mean the sum of the Initial Class B Collateral Amount and the Initial Class B Additional Collateral Amount.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                  "Initial Shared Additional Collateral Amount" shall mean the aggregate amount of any additional credit enhancement provided by each Additional Cash Collateral Depositor to be shared by the Class A Certificates and the Class B Certificates on the related Additional Issuance Date.

                  "Initial Shared Collateral Amount" shall mean the sum of (x) $39,900,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash

Collateral Depositor to be shared by the Class A Certificates and the Class B Certificates on each Additional Issuance Date.

                  "Initial Shared Enhancement Amount" shall mean the sum of the Initial Shared Collateral Amount and the Initial Shared Additional Collateral Amount.

                  "Interest Draw Amount" shall have the meaning specified in
Section 4.11(d).

                  "Interest Funding Accounts" shall mean the Class A Interest Funding Account and the
Class B Interest Funding Account.

                  "Interest Period" shall mean, (a) with respect to any Class A Payment Date, the period from and including the Class A Payment Date immediately preceding such Class A Payment Date (or, in the case of the first Class A Payment Date, from and including the Closing Date) to but excluding such Class A Payment Date, and (b) with respect to any Class B Payment Date, the period from and including the Class B Payment Date immediately preceding such Class B Payment Date (or, in the case of the first Class B Payment Date, from and including the Closing Date) to but excluding such Class B Payment Date.

                  "Interest Rate Swaps" shall mean the Class A Interest Rate Swaps and the Class B Interest Rate Swaps.

                  "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date; provided, however, for purposes of Section 4.12(c) and Section 7.01, "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the CCA Invested Amount, if any, as of such date.

                  "Investor Charge-Offs" shall mean, with respect to any Due Period, the Class A Investor Charge-Offs for such Due Period and the Class B Investor Charge-Offs for such Due Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, an amount equal to

(a) the product of (i) the Floating Allocation Percentage for the related Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, minus (b) the aggregate amount of Servicer Interchange for the related Due Period.

                  "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period), (b) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be, on such Distribution Date and (c) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Sections 4.09(b), (d), (f), (h) or (i) on such Distribution Date.

                  "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period of the Designated Maturity commencing on the first day of the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the day that is the LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to major banks in the London interbank market for a period of the Designated Maturity commencing on the first day of the relevant Interest Period. The Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for the Designated Maturity commencing on the first day of the relevant Interest Period.

                  "LIBOR Determination Date" shall mean, with respect to any Interest Period, the second London Business Day prior to the commencement of such Interest Period.

                  "Loan Agreement" shall mean the agreement among the Banks, the Trustee and the Cash Collateral Depositor, dated as of the date hereof, and as may be amended from time to time.

                  "London Business Day" shall mean, a business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Period" shall mean each period beginning on and including a Distribution Date and ending on and including the day preceding the following Distribution Date; provided that the first Monthly Period shall begin on the first Distribution Date with respect to the Accumulation Period and the last Monthly Period shall end on the day preceding the last Distribution Date with respect to the Accumulation Period.

                  "Net Servicing Fee Rate" shall mean (i) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

                  "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1996-5 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Reallocated Investor Finance Charge Collections" shall mean that portion of Group One Investor Finance Charge Collections allocated to Series 1996-5 pursuant to Section 4.12.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) the CCA Invested Amount, if any, on such Distribution Date, plus (iii) accrued and unpaid interest on the unpaid balance of the Series 1996-5 Certificates (calculated on the basis of the outstanding principal balance of the Class A Certificates and the Class B Certificates at the Class A Certificate Rate and the Class B Certificate Rate, respectively) through the day preceding such Distribution Date, plus (iv) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not deposited into the Class A Interest Funding Account or the Class B Interest Funding Account, as applicable, on a prior Distribution Date, plus (v) the amount of any Class A Net Swap Payments and any Class B Net Swap Payments previously due but not distributed to the Swap Counterparties as of such Distribution Date.

                  "Reimbursement Draw Amount" shall have the meaning specified in Section 4.11(f).

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                  "Replacement Interest Rate Swap" shall mean any replacement interest rate swap having substantially similar terms and conditions as the Interest Rate Swap which it replaces.

                  "Required Amount" shall have the meaning specified in Section 4.05.

                  "Required Credit Enhancement Amount" shall have the meaning specified in Section 7.02(a).

                  "Required Draw Amount" shall have the meaning specified in
Section 4.11(c).

                  "Required Surplus Finance Charge Amount" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of (a) the Invested Amount as of the last day of the immediately preceding Due Period and (b) a decimal to be set by the Sellers, which shall initially equal zero (and which shall never be less than zero); provided, however, that for purposes of Section 2.01(b) such decimal shall at all times be deemed to be the decimal as set by the Sellers plus 0.01. The Sellers may, from time to time, change the decimal to be set for purposes of clause (b) upon notice to the Trustee, each Rating Agency, the Cash Collateral Depositor and each Additional Cash Collateral Depositor and, if such decimal is to be increased, upon delivery by each Seller to the Trustee, the Cash Collateral Depositor and each Additional Cash Collateral Depositor of a certificate of a Vice President or more senior officer to the effect that such Seller reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

                  "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

                  "Sellers' Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the Gross Amount for such Distribution Date less the sum of (a) the Class A Allocable Share for such Distribution Date and (b) the Class B Allocable Share for such Distribution Date.

                  "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and
(b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Accumulation Period and the Early Amortization Period.

                  "Series 1996-5" or "Series 1996-5 Certificates" shall mean the
Series   of   Investor   Certificates   (including   any   Additional   Investor
Certificates), the terms of which are specified in this Series Supplement.

                  "Series 1996-5 Accounts" shall have the meaning set forth in
Section 4.04(c).

                  "Series 1996-5 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to Sections 4.09(b), (c)(ii), (f) and (i) for such Distribution Date.

                  "Series 1996-5 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1996-5.

                  "Series 1996-5 Certificateholders" shall mean the Holders of Series 1996-5 Certificates.

                  "Series 1996-5 Certificateholders' Interest" shall mean the Class A Certificateholders' Interest and the Class B Certificateholders' Interest.

                  "Series 1996-5 Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the Allocable Defaulted Amount for the related Due Period.

                  "Series 1996-5 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1996-5 pursuant to
Section 4.13.

                  "Series 1996-5 Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) the amount determined pursuant to Section 4.09(g) and (b) (i) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to
Section 4.06(a)(iii), Section 4.06(b)(ii) and Section 4.09(e), (ii) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(iii) and Section 4.06(d)(ii), or (iii) for any Distribution Date from and including the October 2002 Distribution Date, to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, the amounts determined pursuant to Section 4.06(a)(iv) and Section 4.06(c)(iv).

                  "Series 1996-5 Monthly Interest" shall mean (a) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to Section 4.06(a)(i)(A) and (b)(i)(A) and any CCA Monthly Interest for such Distribution Date or (b) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(i)(A) and (d)(i)(A) (excluding any amounts relating to the Class A Funding Account Shortfall);

provided, however, that Series 1996-5 Monthly Interest shall be determined with reference to the Class A Swap Rate and the Class B Swap Rate instead of the Class A Certificate Rate and the Class B Certificate Rate, respectively, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Series 1996-5 Principal Shortfall" shall have the meaning specified in Section 4.13.

                  "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time, including without limitation, pursuant to Section 7.02.

                  "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the preceding Due Period and (ii) 1.50%.

                  "Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Servicing Fee Rate" shall mean 2.27% per annum.

                  "Special Draw Amount" shall have the meaning specified in
Section 4.11(g).

                  "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "Subordinated Principal Collections" shall mean, with respect to each Distribution Date, the product of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period) and (b) the Class B Invested Percentage for such Distribution Date.

                  "Subordinated Series" shall mean any Series which, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series 1996-5 Certificates.

                  "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Distribution Date, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to Series 1996-5 and treated as a portion of Available Investor Principal Collections for such Distribution Date.

                  "Surplus Finance Charge Collections" shall mean, with respect to any Due Period, the amount of (a) Reallocated Investor Finance Charge Collections for the related Distribution Date plus the Class A Adjusted Net Swap Receipt, if any, for the related Transfer Date plus the Class B Net Swap Receipt, if any, for the related Transfer Date minus (b) the sum of the amounts (but not including any amounts relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment in any such case), without duplication, determined pursuant to (x) Section 4.06(a)(i), (ii), (iii) and (iv) or Section 4.06(c)(i), (ii), (iii) and (iv), as applicable, (y) Section
4.06(b)(i)  and (ii) or Section  4.06(d)(i)  and (ii),  as  applicable,  and (z)
Section 4.09(a), (b), (c), (d), (e), (f), (g), (h) and (i) (which determination shall be made without regard to whether such amounts are actually paid pursuant to Section 4.06 or Section 4.09).

                  "Swap   Counterparties"   shall   mean   the   Class   A  Swap
Counterparties and the Class B Swap Counterparties.

                  "Telerate Page 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on the service for the purpose of displaying comparable rates or prices).

                  "Termination Date" shall mean the September 2005 Distribution Date.

                  "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1996-5.

                  "Total Draw Amount" shall have the meaning specified in
Section 4.11(i).

                  "U.S. dollar" or "United States dollar" shall mean the lawful currency of the United States of America.

                  "Variable Accumulation Series" shall mean each outstanding Series, other than Series 1996-5 and Excluded Series, which is not a Fixed Accumulation Series.

                  (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean whenever used in this Series Supplement or the Agreement with respect to Series 1996-5 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, (ii) adversely affect the amount of distributions to be made to the Class A Certificateholders or the Class B Certificateholders or with respect to the CCA Invested Amount, if any, pursuant to this Series Supplement or the timing of such distributions or (iii) result at any time in the future in the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods not being in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1996-5, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1996-5 (including, without limitation, for purposes of the investment of funds in the Cash Collateral Account up to the Available Shared Enhancement Amount on any date), "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and
(ii) in the case of Moody's, P-1 or Aaa, as applicable; provided, however, notwithstanding any provision of the Agreement or this Series Supplement, for purposes of the investment of funds in the Cash Collateral Account (but only to the extent such funds exceed the Available Shared Enhancement Amount on any date) and the Class B Interest Funding Account, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, A-1, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

                  (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                  (f) The term "pro rata" when used in this Series Supplement with respect to the Cash Collateral Depositor and each Additional Cash Collateral Depositor (or the Cash Collateral Account and each Additional Cash Collateral Account, as applicable) shall mean proportionately according to a share or interest in favor of the Cash Collateral Depositor (or the Cash Collateral Account) equal to the percentage equivalent of a fraction, the numerator of which is the Invested Amount (before giving effect to any Additional Issuance with respect to which the Cash Collateral Depositor has not provided additional Series Enhancement) and the denominator of which is the Invested Amount (after giving effect to all Additional Issuances through such date of determination) and a share or interest in favor of each Additional Cash Collateral Depositor (or the related Additional Cash Collateral Account) equal to the percentage equivalent of a fraction, the numerator of which is the increase in the Invested Amount with respect to which such Additional Cash Collateral Depositor has provided additional Series Enhancement as a result of the related Additional Issuance and the denominator of which is the Invested Amount (after giving effect to all Additional Issuances through such date of determination).

                  (g) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series 1996-5 shall mean, a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citicorp, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citicorp, in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's; provided, however, that "Eligible Institution" as such term is applied to a separate Cash Collateral Account established exclusively for the deposit of the Initial Class B Collateral Amount shall have the meaning stated above except that such institution is required, with respect to Standard & Poor's, to have either a long-term unsecured debt rating of at least A or a certificate of deposit rating of at least A-1.

                  Section 2.02. Amendment to Definition of "Series Adjusted Invested Amount". (a) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount" or "Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series 1996-5, shall mean, for any Due Period, the initial principal amount of the Series 1996-5 Certificates (including the initial principal amount of any Additional Investor Certificates issued through such Due Period) after subtracting therefrom the excess, if any, of the cumulative amount of Investor Charge-Offs as of the last day of the immediately preceding Due Period over the aggregate reimbursement of Investor Charge-Offs as of such last day.

                  (b) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or prior to the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendment set forth in Section 2.02(a).


                                   ARTICLE III

                              Servicer and Trustee

                  Section 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the

Termination Date and the first Distribution Date on which the Invested Amount and the CCA Invested Amount, if any, are zero, in the aggregate amount specified below.

                  On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 1996-5 Certificateholders with respect to such Due Period.

                  The  share  of the  Servicing  Fee  allocable  to the  Class A
Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class A Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class A Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class A Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs the Class A Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the seventh day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class A Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the

Due Period second preceding such Distribution Date and (c) the Class B Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class B Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class B Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, the Class B Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the seventh day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class B Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable, on a pro rata basis, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date relating to the Early Amortization Period, following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full (the "CCA Monthly Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date.

                  On each Distribution Date, the Sellers shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 1996-5 Allocation Percentage for the related Due Period. In no event shall the Trust, the Trustee, the Series 1996-5 Certificate-holders, the Cash Collateral Depositor or any Additional Cash Collateral Depositor be liable for the share of the Servicing Fee to be paid by the Sellers.

                  The (i) Class A Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.06(a)(iii) or (c)(iii), as the case may be, (ii) Class B Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.06(b)(ii) or (d)(ii), as the case may be, and (iii) CCA Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.09(e).

                  Section 3.02.  Trustee  Appointment of Agents. The Trustee may
appoint one or more agents to perform any of the Trustee's duties, responsibilities or obligations with respect to Series 1996-5; provided, however, that regardless of the appointment of any agent pursuant to this
Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 1996-5.


                                   ARTICLE IV

                 Rights of Series 1996-5 Certificateholders and
                    Allocation and Application of Collections

                  Section 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 1996-5 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group One) shall be allocated and distributed or reallocated as set forth in this Article.

                  (b) Payments to Sellers. The Servicer shall withdraw from the Collection Account and pay to the Sellers on the dates set forth below the following amounts:

                           (i) on Deposit  Dates with  respect to the  Revolving
                  Period and the Early Amortization Period:

                                    (A)  an   amount   equal  to  the   Sellers'
                           Percentage for the related Due Period of Allocable Finance Charge Collections, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                                    (B)  an   amount   equal  to  the   Sellers'
                           Percentage for the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero; and

                           (ii) on Deposit Dates with respect to any Monthly
                           Period:

                                    (A)  an   amount   equal  to  the   Sellers'
                           Allocable Share for the related Distribution Date, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                                    (B)  an   amount   equal  to  the   Sellers'
                           Percentage for the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                  The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1996-5 Certificateholders' Interest pursuant to Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                  Section 4.02. Determination of Monthly Interest. (a) The amount of monthly interest ("Class A Monthly Interest") distributable with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate with respect to the applicable Interest Period, (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date), minus, for each Distribution Date with respect to the Accumulation Period, the aggregate amount of all deposits of Class A Monthly Principal previously made to the Class A Principal Funding Account and (iii) a fraction the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $5,552,384.17; and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class A Monthly Interest shall be increased by the amount of interest accrued and payable at the Class A Certificate Rate on the principal amount of Additional Class A Certificates through but excluding such Distribution Date.

                  On the Transfer Date preceding each Class A Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall") of (x) the aggregate Class A Monthly Interest plus the aggregate Class A Covered Amount (determined without reference to any Class A Funding Account Swap Payments or any Class A Funding Account Swap Receipts) for the Interest Period applicable to such Class A Payment Date over (y) the amount which will be on deposit in the Class A Interest Funding Account on such Class A Payment Date. If the Class A Interest Shortfall with respect to any

Class A Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Default Rate, (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360 shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Class A Payment Date to and including the Class A Payment Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) the Class B Certificate Rate with respect to the applicable Interest Period, (ii) the Class B Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any increase or decrease of the Class B Invested Amount on such preceding Distribution Date) and (iii) a fraction the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360; provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $366,319.25; and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class B Monthly Interest shall be increased by the amount of interest accrued and payable at the Class B Certificate Rate on the principal amount of Additional Class B Certificates through but excluding such Distribution Date.

                  On the Transfer Date  preceding each Class B Payment Date, the
Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to such Class B Payment Date over (y) the amount which will be on deposit in the Class B Interest Funding Account on such Class B Payment Date. If the Class B Interest Shortfall with respect to any Class B Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Default Rate, (ii) such Class B Interest
Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Class B Payment Date to and including the Class B Payment Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  Section 4.03. Determination of Monthly Principal. (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date to occur with respect to the Accumulation Period, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to any Monthly Period, Class A Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; and provided further that Class A Monthly Principal shall not exceed the Class A Invested Amount.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date beginning with the Class B Principal Commencement Date, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date); provided, however, that Class B Monthly Principal shall not exceed the Class B Invested Amount.

                  Section 4.04. Establishment of Funding Accounts. (a)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Interest Funding Account shall initially be established with Citibank, N.A.

                  (ii) The Servicer, for the benefit of the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class B Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Class B Interest Funding Account shall initially be established with Citibank, N.A.

                  (iii) At the direction of the Servicer, funds on deposit in the Interest Funding Accounts shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders or the Class B Certificateholders, as applicable; provided that on each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Accounts shall be paid to the Sellers. Funds deposited in the Interest Funding Accounts on any Distribution Date (which are not distributed to Class A Certificateholders or Class B Certificateholders, as applicable, pursuant to Section 4.07 on such Distribution Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in either Interest Funding Account on a Transfer Date (which immediately precedes a Class A Payment Date or a Class B Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (b)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Principal Funding Account shall initially be established with Citibank, N.A.

                  (ii) At the direction of the Servicer, funds on deposit in the Class A Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders; provided that on each Distribution Date all interest and other investment income (net of investment expenses) on funds on deposit therein shall be applied as set forth in clause (iii) below. Funds on deposit in the Class A Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Class A Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (iii) On each Distribution Date with respect to the Accumulation Period, the Servicer shall withdraw from the Class A Principal Funding Account and deposit in the Class A Interest Funding Account all interest and other investment income (net of investment expenses) on funds then on deposit in the Class A Principal Funding Account; provided, however, that Class A Excess Investment Proceeds, if any, with respect to any Distribution Date, shall be deposited in the Collection Account and treated as a portion of the Gross Amount.

                  (iv) Reinvested interest and other investment income on funds deposited in the Class A Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Series Supplement.

                  (c)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Accounts and the Class A Principal Funding Account (collectively, the "Series 1996-5 Accounts") and in all proceeds thereof. The Series 1996-5 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, Class B Certificateholders, the Cash Collateral Depositor or any Additional Cash Collateral Depositor, as the case may be. If, at any time, any of the Series 1996-5 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each

Rating Agency may consent) establish a new Series 1996-5 Account meeting the conditions specified in paragraph (a)(i) or (ii) or (b)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1996-5 Account.

                  (ii)  Pursuant  to the  authority  granted to the  Servicer in
Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1996-5 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Series Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Series 1996-5 Accounts for the purpose of making distributions to the Series 1996-5 Certificateholders.

                  Section 4.05. Required Amount. With respect to each Distribution Date, on the related Transfer Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior Distribution Date, (iii) Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date (but not including any amount relating to any Class A Funding Account Shortfall), (iv) at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the Class A Monthly Servicing Fee for such Distribution Date, (v) the Class A Investor Default Amount, if any, for such Distribution Date, (vi) the Class A Adjusted Net Swap Payment, if any, for the Transfer Date relating to such Distribution Date and (vii) any Class A Adjusted Net Swap Payments previously due but not distributed to the Class A Swap Counterparties exceeds (b)(i) the product of (x) Reallocated Investor Finance Charge Collections for such Distribution Date and (y) the Class A Invested Percentage for such Distribution Date, minus (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, the portion of the Class A Monthly Servicing Fee for such Distribution Date that will be paid on such Distribution Date pursuant to

Section 4.06(a)(iii) or (c)(iii), as the case may be, out of funds on deposit in the Collection Account available therefor, plus (iii) the Class A Adjusted Net Swap Receipt, if any, for the Transfer Date relating to such Distribution Date and any Class A Adjusted Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amount has been deposited in the Collection Account on such Transfer Date). The Servicer will give the Trustee notice of the Required Amount on any Transfer Date on which the Servicer determines that the Required Amount is greater than zero.

                  Section 4.06. Application of Reallocated Investor Finance Charge Collections and Available Investor Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, for each Distribution Date, Allocable Finance Charge Collections (other than any portion thereof reallocated to other Series in Group One), Collections of Finance Charge Receivables reallocated to Series 1996-5 from other Series in Group One, any Class A Net Swap Receipts, any Class B Net Swap Receipts and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

                  (a) Subject to Section 4.06(c), for each Distribution Date, an amount equal to the sum of (x) the product of Reallocated Investor Finance
Charge Collections with respect to such Distribution Date and the Class A Invested Percentage for such Distribution Date and (y) the Class A Net Swap Receipt, if any, for the Transfer Date relating to such Distribution Date, plus any Class A Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on the Transfer Date relating to such Distribution Date), will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                           (i) (A) an amount  equal to Class A Monthly  Interest
                  for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account on such Distribution Date and (B) an amount equal to the Class A Adjusted Net Swap Payment, if any, for the Transfer Date relating to such Distribution Date, plus the amount of any Class A Adjusted Net Swap Payments previously due but not distributed to the Class A Swap Counterparties, plus any Class A Funding Account Swap Payments previously due but not distributed to the Class A Swap Counterparties shall be distributed to the Class A Swap Counterparties on the Transfer Date relating to such Distribution Date pursuant to the Class A Interest Rate Swaps; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and
                  (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                           (ii) an amount equal to the Class A Investor  Default
                  Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                           (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                           (iv) on each  Distribution  Date  beginning  with the
                  October  2002   Distribution   Date  to  but   excluding   the
                  Distribution Date with respect to the first Monthly

                  Period, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                           (v) the  balance,  if any,  shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (b) Subject to Section 4.06(d), for each Distribution Date, an amount equal to the sum of (x) the product of Reallocated Investor Finance
Charge Collections with respect to such Distribution Date and the Class B Invested Percentage for such Distribution Date and (y) the Class B Net Swap Receipt, if any, for the Transfer Date relating to such Distribution Date, plus any Class B Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on the Transfer Date relating to such Distribution Date), will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                           (i) (A) an amount  equal to Class B Monthly  Interest
                  for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account on such Distribution Date and (B) an amount equal to the Class B Net Swap Payment, if any, for the Transfer Date relating to such Distribution Date, plus the amount of any Class B Net Swap Payments previously due but not distributed to the Class B Swap Counterparties, shall be distributed to the Class B Swap Counterparties on the Transfer Date relating to such Distribution Date pursuant to the Class B Interest Rate Swaps; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and
                  (B)
                  above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                           (ii) an amount equal to the Class B Monthly Servicing
                  Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                           (iii) the balance,  if any, shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (c) For each Distribution Date with respect to a Monthly Period, an amount equal to the sum of (x) the Class A Allocable Share with respect to such Distribution Date and (y) the Class A Net Swap Receipt, if any, for the Transfer Date relating to such Distribution Date, plus any Class A Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on the Transfer Date relating to such Distribution Date), will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                           (i) (A) an amount  equal to Class A Monthly  Interest
                  for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus (without duplication) the amount of any Class A Funding Account Shortfall for such Distribution Date and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account on such Distribution Date and
                  (B) an amount equal to the Class A Adjusted Net Swap Payment, if any, for the Transfer Date relating to such Distribution Date, plus the amount of any Class A Adjusted Net Swap Payments previously due but not distributed to the Class A Swap Counterparties, plus (without duplication) the amount of any Class A Funding Account Swap Payment for the Transfer Date relating to such Distribution Date, plus any Class A Funding Account Swap Payments previously due but not distributed to the Class A Swap Counterparties, shall be distributed to the Class A Swap Counterparties on the Transfer Date relating to such Distribution Date pursuant to the Class A Interest Rate Swaps; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                           (ii) an amount equal to the Class A Investor Default
                  Amount  for  such  Distribution  Date  shall be  treated  as a
                  portion   of   Investor   Principal   Collections   for   such
                  Distribution Date;

                           (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                           (iv) prior to and  including  the  Distribution  Date
                  immediately preceding the Class A Expected Final Payment Date, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                           (v) the  balance,  if any,  shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (d) For each Distribution Date with respect to a Monthly Period, an amount equal to the sum of (x) the

Class B Allocable Share with respect to such Distribution Date and (y) the Class B Net Swap Receipt, if any, for the Transfer Date relating to such Distribution Date, plus any Class B Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on the Transfer Date relating to such Distribution Date), will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                           (i) (A) an amount  equal to Class B Monthly  Interest
                  for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account on such Distribution Date and (B) an amount equal to the Class B Net Swap Payment, if any, for the Transfer Date relating to such Distribution Date, plus the amount of any Class B Net Swap Payments previously due but not distributed to the Class B Swap Counterparties, shall be distributed to the Class B Swap Counterparties on the Transfer Date relating to such Distribution Date pursuant to the Class B Interest Rate Swaps; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and
                  (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                           (ii) an amount equal to the Class B Monthly Servicing
                  Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                           (iii) the balance,  if any, shall  constitute  Excess
                  Finance  Charge   Collections   and  shall  be  allocated  and
                  distributed as set forth in Section 4.09.

                  (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (f) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following priority:

                           (i) an amount equal to Class A Monthly  Principal for
                  such Distribution Date, up to the Class A Invested Amount, shall be deposited by the Servicer or the Trustee into the Class A Principal Funding Account;

                           (ii) for each  Distribution  Date with respect to the
                  Accumulation Period prior to the Class B Principal Commencement Date, unless an Amortization Event has occurred, after giving effect to the distribution referred to in clause
                  (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement;

                           (iii) for each Distribution Date,  beginning with the
                  Class B Principal Commencement Date, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor
                  Principal Collections then on deposit in the Collection Account, to the extent of Class B Monthly Principal, shall be distributed by the Servicer or the Trustee to the Class B Certificateholders;

                           (iv) for each  Distribution  Date with respect to the
                  Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of CCA

                  Monthly Principal, if any, shall be distributed, pro rata, by the Servicer or the Trustee to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in accordance with the Loan Agreement and each Additional Loan Agreement, respectively; and


                           (v) for each  Distribution  Date, after giving effect
                  to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.07. Distributions to Series 1996-5 Certificateholders. (a) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class A Interest Funding Account and the Class A Principal Funding Account:

                           (i) on each  Class A Payment  Date,  all  amounts  on
                  deposit in the Class A Interest Funding Account shall be distributed to the Paying Agent for payment to the Class A Certificateholders; and

                           (ii) on each Special  Payment Date and on the Class A
                  Expected Final Payment Date, all amounts on deposit in the Class A Principal Funding Account, to the extent of the Class A Invested Amount, shall be distributed to the Paying Agent for payment to the Class A Certificateholders.

                  (b) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class B Interest Funding Account and the Collection Account:

                           (i) on each  Class B Payment  Date,  all  amounts  on
                  deposit in the Class B Interest Funding Account shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and

                           (ii) on each Special  Payment Date and on the Class B
                  Expected Final Payment Date, all amounts on deposit in the Collection Account which are to be distributed to the Class B Certificateholders pursuant to this Series Supplement, to the extent of the principal amount of the Class B Certificates, shall be distributed to the Paying Agent for payment to the Class B Certificateholders. (c) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

                  Section 4.08. Investor Charge-Offs. (a) If on any Distribution Date the Required Amount for such Distribution Date exceeds the sum of (x) the amount of Subordinated Principal Collections with respect to such Distribution Date, (y) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (z) the Available Shared Enhancement Amount with respect to such Distribution Date, the CCA Invested Amount shall be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the CCA Invested Amount. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the CCA Invested Amount and the Class B Invested Amount for such Distribution Date pursuant to this Section 4.08(a) (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such

Distribution Date and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(b).

                  (b) If on any Distribution Date the Class B Investor Default Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the Class B Investor Default Amount pursuant to
Section 4.09(d) and (y) the portion, if any, of the Available Shared Enhancement Amount with respect to such Distribution Date (after giving effect to any withdrawal from the Cash Collateral Account or any Additional Cash Collateral Account to fund the Required Draw Amount with respect to such Distribution
Date), then the CCA Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate Class B Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs pursuant to paragraph (a) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(f).

                  (c) If on any Distribution Date Subordinated Principal Collections for such Distribution Date are allocated pursuant to Section
4.10(a), the CCA Invested Amount shall be reduced by the amount of such Subordinated Principal Collections. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero.

                  (d) If on any Distribution Date the CCA Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the CCA Default Amount pursuant to Section 4.09(h), then the CCA Invested Amount shall be reduced by the amount of such excess (a "CCA Charge-Off"). CCA Charge-Offs shall thereafter be reimbursed and the CCA Invested Amount increased (but not by an amount in excess of the aggregate CCA Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs pursuant to paragraph (a) or (b) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(i).

                  Section 4.09. Excess Finance Charge Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Excess Finance Charge Collections with respect to such Distribution Date, to make the following distributions in the following priority:

                           (a) an amount equal to the Required  Amount,  if any,
                  with respect to such Distribution Date shall be distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or
                  (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, such Excess Finance Charge Collections shall be distributed second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                           (b) an amount equal to the aggregate  amount of Class
                  A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to
                  Section 4.08(a)(i)) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (c) (i) an amount equal to (A) Class B Monthly Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (B) the Cumulative Excess Interest Amount for such Distribution Date and (C) the amount of any Class B Additional Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior
                  Distribution Date, shall be deposited into the Class B Interest Funding Account and (ii) an amount equal to the Class B Net Swap Payment due but not distributed to the Class B Swap Counterparties on the Transfer Date relating to such Distribution Date, plus the amount of any Class B Net Swap Payments previously due but not distributed to the Class B Swap Counterparties, shall be distributed to the Class B Swap Counterparties; provided, however, if the funds available to pay the amounts due pursuant to clauses (i) and (ii) above are less than the sum of the amounts specified in clauses (i) and
                  (ii) above, such funds shall be allocated between such amounts pro rata;

                           (d) an amount  equal to the Class B Investor  Default
                  Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (e) with respect to each  Distribution Date following
                  the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, provided an Economic Special Payment Date has occurred, an amount equal to the CCA Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                           (f) an amount equal to the aggregate  amount by which
                  the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed)
                  shall  be  treated  as  a  portion   of

                  Investor   Principal   Collections   with   respect   to  such
                  Distribution Date;

                           (g) an amount equal to (i) the "Monthly Cash Collateral Fee" (as defined in the Loan Agreement) and (ii) the "Monthly Additional Cash Collateral Fee" (as defined in each Additional Loan Agreement) for such Distribution Date shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in accordance with the provisions of the Loan Agreement and each Additional Loan Agreement, respectively;

                           (h) an amount  equal to the CCA  Default  Amount  for
                  such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (i) an amount equal to the aggregate  amount by which
                  the CCA Invested  Amount has been reduced  pursuant to clauses
                  (c), (d) and (e) of the definition of "CCA Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                           (j) with respect to each  Distribution  Date prior to
                  the occurrence of an Economic Amortization Event, an amount equal to the lesser of (i) the balance of such Excess Finance Charge Collections and (ii) the sum of (A) the excess, if any, of the Initial Cash Collateral Amount over the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder) and (B) the excess, if any, of the Initial Additional Cash Collateral
                  Amount for each Additional Cash Collateral Account over the amount of funds on deposit in the related Additional Cash Collateral Account (without giving effect to any deposit made on such date hereunder) shall be deposited, pro rata, into the Cash Collateral Account and each Additional Cash Collateral Account, for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively; and

                           (k) the balance,  if any, shall be  distributed,  pro
                  rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively.

                  Section 4.10. Subordinated Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Subordinated Principal Collections with respect to such Distribution Date to make the following distributions in the following priority:

                           (a) an amount equal to the excess, if any, of (i) the
                  Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date and
                  (y) the Available Shared Enhancement Amount with respect to such Distribution Date, shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Section 4.06(a)(i) and (a)(ii) or Section 4.06(c)(i) and (c)(ii), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment), and, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the
                  Servicer, Section 4.06(a)(iii) or (c)(iii), as the case may be; provided, however, that in the event the Required Amount for such Distribution Date exceeds the sum of the Available Shared Enhancement Amount for such Distribution Date and the amount of Excess Finance Charge Collections and Subordinated Principal Collections with respect to such Distribution Date, the amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.06(a)(i) or (c)(i), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment), and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided further that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date; and

                           (b) the balance, if any, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date.

                  Section 4.11. Credit Enhancement. (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1996-5 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, a "Cash Collateral Account", which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-5 Certificateholders and the Cash Collateral Depositor. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-5 Certificateholders and the Cash Collateral Depositor. The interest of the Cash Collateral Depositor in the Cash Collateral Account shall be subordinated to the interests of the Series 1996-5 Certificateholders as provided herein and in the Loan Agreement. If at any time any of the accounts comprising the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the advance to be made on such date by the Cash Collateral Depositor under the Loan Agreement, (ii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Cash Collateral Account shall be made in the priority and in the manner set forth below. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Series Supplement.

                  (a.1) On each Additional Issuance Date, the Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1996-5 Certificateholders and the related Additional Cash Collateral Depositor, as their interests appear in this Series Supplement, an "Additional Cash Collateral Account" which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-5 Certificateholders and the related Additional Cash Collateral Depositor. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Additional Cash Collateral Account and in all proceeds thereof. The Additional Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-5 Certificateholders and the related Additional Cash Collateral Depositor. The interest of the Additional Cash Collateral Depositor in the Additional Cash Collateral Account shall be subordinated to the interests of the Series 1996-5 Certificateholders as provided herein and in the related Additional Loan
Agreement. If at any time any of the accounts comprising the Additional Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Additional Issuance Date, deposit in the Additional Cash Collateral Account the proceeds of the advance to be made on such date by the Additional Cash

Collateral Depositor under the Additional Loan Agreement, (ii) make withdrawals from the Additional Cash Collateral Account from time to time in an amount up to the Available Additional Cash Collateral Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Additional Cash Collateral Account make a deposit into the Additional Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Additional Cash Collateral Account shall be made in the priority and in the manner set forth below. The Additional Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Additional Cash Collateral Account except as specifically provided in this Series Supplement.

                  (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer (or the Cash Collateral Depositor, as provided in the Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1996-5 Certificateholders and the Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be paid to the Cash Collateral Depositor for application in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (b.1) Funds on deposit in each Additional Cash Collateral Account shall be invested at the direction of the

Servicer (or the related Additional Cash Collateral Depositor, as provided in the related Additional Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in each Additional Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from such Additional Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1996-5 Certificateholders and each Additional Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments in the related Additional Cash Collateral Account. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in each Additional Cash Collateral Account shall be paid to the related Additional Cash Collateral Depositor for application in accordance with the related Additional Loan Agreement. For purposes of determining the availability of funds or the balances in each Additional Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On each Transfer Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(a)(i) or (c)(i), as the case may be, and Section 4.06(a)(ii) or (c)(ii), as the case may be, and, if applicable, Section 4.06(a)(iii) or (c)(iii), as the case may be, on the related Distribution Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(a) to fund such Required Amount on such Distribution Date.

                  (d) On each Transfer Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, and Section 4.09(c) on the related Distribution Date) of (i) (A) any Class B Monthly Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.06(b)(i) or
(d)(i), as the case may be, or Section 4.09(c), (B) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d), (C) any Class B Additional Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d) and (D) any Cumulative Excess Interest Amount due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.09(c) plus (ii)(A) any Class B Net Swap Payment due but not distributed to the Class B Swap Counterparties on the Transfer Date relating to such Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) and (B) any Class B Net Swap Payments previously due but not distributed to the Class B Swap Counterparties pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c)or this paragraph (d).

                  (e) On each Transfer Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to
Section 4.09(d) to fund such Class B Investor Default Amount on such Distribution Date.

                  (f) On each Transfer Date (commencing with the Transfer Date preceding the Class B Principal Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Class B Initial Invested Amount minus the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders over
(ii) the Class B Invested Amount on the last day of the related Due Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to para-graph (c), (d), (e) or (f) of the definition of "Class B Invested Amount" on the following Distribution Date).

                  (g) Notwithstanding Section 4.11(f), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Sellers pursuant to Section 2.06 of the Agreement, (ii) Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Sellers pursuant to Section 10.01 of the Agreement or the Series 1996-5 Certificateholders' Interest is purchased by the Sellers pursuant to Section 7.01 of this Series Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but shall calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses
(c), (d) or (e) of the definition of "Class B Invested Amount" which have not been reimbursed prior to such Distribution Date under clause (f) thereof.

                  (h) Notwithstanding Section 4.11(f) and (g), on the Transfer Date preceding the Economic Special Payment Date, the Servicer shall not calculate the Reimbursement Draw Amount or the Special Draw Amount with respect to such Special Payment Date, but shall calculate (i) the amount (the "Class A Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(i) and 4.07(a)(ii) on such Special Payment
Date) equal to the outstanding  principal amount of the Class A Certificates and
(ii) the amount (the "Class B Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(iii) and 4.07(b)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class B Certificates.

                  (i) In the event that for any Distribution Date, the sum of any Required Draw Amount, Interest Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount, Class A Principal Draw Amount and Class B Principal Draw Amount (such sum being referred to as the "Total Draw Amount"), is greater than zero, the Servicer shall give written notice to the Trustee, the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in substantially the form of Exhibits B-1 and B-2, respectively, of such positive Total Draw Amount on the related Transfer Date. On the related Transfer Date, withdrawals will be made from the Cash Collateral Account and each Additional Cash Collateral Account as follows:

                           (A) the portion of the Total Draw Amount allocable to
                  the Required Draw Amount, if any, up to the Available Shared Enhancement Amount, shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to
                  Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount of such withdrawal from the Cash Collateral Account and each Additional Cash Collateral Account shall be applied in accordance with Section 4.10(a) second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                           (B) the portion of the Total Draw Amount allocable to
                  the Interest Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and distributed pursuant to Section 4.11(d); provided, however, if the Interest Draw Amount exceeds the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clause (A)) the Available Shared Enhancement Amount shall be allocated between 4.11(d)(i) and
                  (d)(ii) pro rata;

                           (C) the portion of the Total Draw Amount allocable to
                  the Default Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be withdrawn, pro rata, from the Cash

                  Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and used to pay the Class B Investor
                  Default Amount for such Distribution Date pursuant to Section 4.09(d);

                           (D) the portion of the Total Draw Amount allocable to
                  the Class A Principal Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B) and (C)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Class A Principal Funding Account; and

                           (E) the  remainder of the Total Draw Amount,  if any,
                  up to the Available Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (D)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Collection Account for distribution to the Class B Certificateholders on such Distribution Date.

Notwithstanding anything to the contrary in this Series Supplement or in the Agreement, no withdrawal may be made from the Cash Collateral Account or any Additional Cash Collateral Account to fund any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment. For the avoidance of doubt, after any Additional Issuance Date, no withdrawal shall be made from the Cash Collateral Account or any Additional Cash Collateral Account on any basis other than pro rata and no withdrawal shall be made from the Cash Collateral Account or any Additional Cash Collateral Account to fund any amount which is required to be withdrawn pursuant to this Series Supplement from any other cash collateral account.

                  (j) Upon the earliest to occur of (i) the  termination  of the
Trust pursuant to Article XII of the Agreement, (ii) the Termination Date, (iii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders and (iv) all withdrawals from the Cash Collateral Account and each Additional Cash Collateral

Account pursuant to Section 4.11(i) with respect to the Economic Special Payment Date having been made, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders which are payable from the Cash Collateral Account and each Additional Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account and each Additional Cash Collateral Account, for application in accordance with the Loan Agreement and the related Additional Loan Agreements, respectively all amounts, if any, on deposit in the Cash Collateral Account and each Additional Cash Collateral
Account and the Cash Collateral Account and each Additional Cash Collateral Account shall be deemed to have terminated for purposes of this Series Supplement.

                  Section 4.12. Reallocated Investor Finance Charge Collections.
(a) That portion of Group One Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1996-5 and will be distributed as set forth in this Series Supplement.

                  (b) Reallocated Investor Finance Charge Collections, with respect to any Distribution Date, shall equal the sum of (i) the aggregate amount of Series 1996-5 Monthly Interest, Series 1996-5 Default Amount, Series 1996-5 Monthly Fees and Series 1996-5 Additional Amounts for such Distribution Date and (ii) that portion of excess Group One Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to Section 4.12(c); provided, however, that if the amount of Group One Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group One Investor Monthly Interest, (x) Group One Investor Default Amount, (y) Group One Investor Monthly Fees and (z) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                           (A) the  product  of (I) Group One  Investor  Finance
                  Charge Collections (up to the amount of Group One Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1996-5 Monthly Interest and the denominator of which is Group One Investor Monthly Interest;

                           (B) the  product  of (I) Group One  Investor  Finance
                  Charge Collections less the amount of Group One Investor Monthly Interest (up to the Group One Investor Default Amount) and (II) a fraction, the numerator of which is the Series 1996-5 Default Amount and the denominator of which is the Group One Investor Default Amount;

                           (C) the  product  of (I) Group One  Investor  Finance
                  Charge Collections less the amount of Group One Investor Monthly Interest and the Group One Investor Default Amount (up to Group One Investor Monthly Fees) and (II) a fraction, the numerator of which is Series 1996-5 Monthly Fees and the denominator of which is Group One Investor Monthly Fees; and

                           (D) the  product  of (I) Group One  Investor  Finance
                  Charge Collections less the sum of (i) Group One Investor Monthly Interest, (ii) the Group One Investor Default Amount and (iii) Group One Investor Monthly Fees and (II) a fraction, the numerator of which is Series 1996-5 Additional Amounts and the denominator of which is Group One Investor Additional Amounts.

                  (c) If the amount of Group One Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group One Investor Monthly Interest, (ii) Group One Investor Default Amount, (iii) Group One Investor Monthly Fees and (iv) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group One as of such last day.

                  Section 4.13. Excess Principal Collections. (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1996-5 Excess Principal Collections for such Distribution Date will be allocated to Series 1996-5 and will be distributed as set forth in this Series Supplement.

                  (b)  Series  1996-5  Excess  Principal  Collections,  for  any
Distribution Date with respect to the Accumulation Period or the Early Amortization Period, shall mean an amount equal to the Series 1996-5 Principal Shortfall for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 1996-5 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1996-5 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The Series 1996-5 Principal Shortfall for any Distribution Date shall equal the excess of (i) (x) for any Distribution Date with respect to the Accumulation Period, (A) the Controlled Distribution Amount and (B) if such Distribution Date is also the Class B Expected Final Payment Date, the Class B Invested Amount, or (y) for any Distribution Date with respect to the Early Amortization Period, the sum of the Invested Amount and the CCA Invested Amount, if any, over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 1996-5 Excess Principal Collections).

                  Section 4.14. Interest Rate Swaps. (a) The Servicer hereby represents that it has obtained the Class A Interest Rate Swaps in favor of the Trust for the benefit of the Class A Certificateholders. The Class A Interest Rate Swaps shall entitle the Trust to receive monthly Class A Net Swap Receipts, if any, and shall obligate the Trust to make monthly Class A Net Swap Payments, if any, as set forth in the Class A Interest Rate Swaps.

                  (b) The Servicer hereby represents that it has obtained the Class B Interest Rate Swaps in favor of the Trust for the benefit of the Class B Certificateholders. The Class B Interest Rate Swaps shall entitle the Trust to receive monthly Class B Net Swap Receipts, if any, and shall obligate the Trust to make monthly Class B Net Swap Payments, if any, as set forth in the Class B Interest Rate Swaps.

                  (c) Upon the effectiveness of any Replacement Interest Rate Swaps, the Interest Rate Swap being replaced shall terminate and the Swap Counterparty thereunder shall be released of all future obligations thereunder, provided that such Swap Counterparty shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

                  (d) The Trustee hereby appoints the Servicer to act as calculation agent under the Interest Rate Swaps and the Servicer accepts such appointment.


                                    ARTICLE V

                          Distributions and Reports to
                        Series 1996-5 Certificateholders

                  Section 5.01. Distributions. (a) On each Class A Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Interest Funding Account.

                  (b) On each Special Payment Date and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Principal Funding Account that are payable to the Class A Certificateholders pursuant to Section 4.07(a)(ii).

                  (c) On each Class B Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class B Interest Funding Account.

                  (d) On each Special Payment Date and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor

Certificateholder's pro rata share of the amounts on deposit in the Collection Account that are payable to Class B Certificateholders pursuant to Section 4.07(b)(ii).

                  (e) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1996-5 Certificateholders hereunder shall be made by check mailed to each Series 1996-5 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1996-5 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1996-5 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.02. Reports and Statements to Series 1996-5 Certificateholders. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1996-5 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer. If and so long as the Series 1996-5 Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, within two Business Days following each Class A Payment Date and Class B Payment Date, the Servicer shall publish or cause to be published in an Authorized Newspaper of general circulation in Luxembourg a notice to the effect that the information set forth in the statement forwarded by the Paying Agent to Series 1996-5 Certificateholders with respect to such Class A Payment Date and Class B Payment Date will be available for review at the Luxembourg Stock Exchange and at the main office of the listing agent in Luxembourg, Banque Internationale A Luxembourg S.A.

                  (b) Not later than the Transfer Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Cash Collateral Depositor and each Additional Cash Collateral Depositor (i) a statement substantially in the form of Exhibit C prepared by the Servicer and
(ii) a certificate of a Servicing  Officer  substantially in the form of Exhibit
D.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1996-5 Certificateholder or Certificate Owner by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1996-5 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1996-5 Certificateholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-5 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1996-5 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                               Amortization Events

                  Section 6.01. Additional Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1996-5 Certificateholders, be deemed to be an Amortization Event solely with respect to Series 1996-5:

                           (a) on any  Determination  Date, the Class B Invested
                  Amount on the related Distribution Date will be reduced to less than 1% of the Initial Invested Amount;

                           (b) on the  last  day of any Due  Period  during  the
                  Accumulation Period the product of (i) the total amount of Principal Receivables as of such last day, (ii) the Series 1996-5 Allocation Percentage (expressed as a decimal) for such Due Period and (iii) the excess (expressed as a decimal) of 100% over the Floating Allocation Percentage for such Due Period, shall fail to equal at least 100% of the Class A Principal Funding Account Balance on such day;

                           (c) the Portfolio Yield for any Due Period during the
                  Accumulation Period shall be less than the weighted average of the Certificate Rates for all outstanding Series included in Group One as of the last day of such Due Period;

                           (d) the Class A Invested  Amount shall not be paid in
                  full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;

                           (e) the amount of Surplus Finance Charge  Collections
                  averaged over any three consecutive Due Periods shall not be equal to or in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods;

                           (f) the failure on the part of a Swap Counterparty to
                  make a Class A Net Swap Receipt or a Class B Net Swap Receipt, as applicable, in full within five calendar days of the Transfer Date on which such Class A Net Swap Receipt or Class B Net Swap Receipt was due; and

                           (g) the failure on the part of the  Servicer,  within
                  30 calendar days of withdrawal or reduction below A-1+ in the short-term debt rating of a Swap Counterparty by Standard & Poor's or a withdrawal of or reduction below Aa3 in the long-term debt rating of a Swap Counterparty by Moody's, to
                  (i) obtain a Replacement Interest Rate Swap with a replacement swap counterparty having terms substantially the same as the replaced Interest Rate Swap or (ii) enter into any other arrangement satisfactory to the applicable Rating Agency, such that the rating of the Class A Certificates and the Class B Certificates by the applicable Rating Agency will not be withdrawn or reduced.


                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

                  Section 7.01 Optional Repurchase. (a) On the Distribution Date occurring on or after the date on which

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                                       71


the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers shall have the option to purchase the Series 1996-5 Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                  (b) The Sellers shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

                  (c) If the Loan Agreement or any Additional Loan Agreement so provides, in the event the Sellers exercise such purchase option, notwithstanding anything to the contrary contained in the Agreement or in this Series Supplement, the Series 1996-5 Certificates shall be deemed to remain outstanding as if such purchase option were not exercised and the terms of the Agreement and this Series Supplement (other than Section 4.11(c) through (i) of this Series Supplement and Section 12.02(c) of the Agreement) shall otherwise remain in effect until the earlier of (i) one year and one day following the Termination Date, (ii) the date on which the Trust terminates and (iii) the date on which the Class A Invested Amount, the Class B Invested Amount and the CCA Invested Amount, if any, would have been paid in full had such purchase option not been exercised; provided that distributions which would otherwise have been made to the Series 1996-5 Certificateholders shall be made to the Sellers.

                  Section   7.02.   Additional   Issuances   of  Series   1996-5
Certificates. (a) Subject to Sections 7.02(b) and (c) of this Series Supplement, the Banks may at any time, or from time to time, during the Revolving Period direct the Trustee, on behalf of the Trust, to authenticate additional Class A Certificates (the "Additional Class A Certificates") and additional Class B Certificates (the "Additional Class B Certificates") on the first day of any Due Period (each such day, an "Additional Issuance Date"). Any such issuance of
Additional  Investor  Certificates  is  referred  to  herein  as an  "Additional
Issuance".   The  outstanding  Investor  Certificates  of  each
class and the Additional Investor Certificates of that class shall be equally and ratably entitled as provided herein to the benefits of the Agreement and this Series Supplement without preference, priority or distinction, all in accordance with the terms and provisions of the Agreement and this Series Supplement.

                  (b) The obligation of the Trustee to  authenticate  Additional
Investor   Certificates  is  subject  to  the   satisfaction  of  the  following
conditions:

                           (i) on or before the fifth  Business Day  immediately
                  preceding the Additional Issuance Date, the Sellers shall have given the Trustee, the Servicer, each Rating Agency, each Swap Counterparty and the Cash Collateral Depositor written notice of such Additional Issuance and the Additional Issuance Date;

                           (ii) the Sellers shall have  delivered to the Trustee
                  an amended Series Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

                           (iii) after giving effect to the Additional Issuance,
                  the total amount of Principal Receivables shall be equal to, or greater than, the Required Minimum Principal Balance;

                           (iv) either (A) the Sellers, the Trustee and the Cash
                  Collateral Depositor shall have entered into an amendment to the Loan Agreement or (B) the Sellers, the Trustee and the additional Series Enhancer shall have entered into an additional series enhancement agreement;

                           (v) the Sellers shall have  delivered to the Trustee,
                  each Rating Agency and the Cash Collateral Depositor a Tax Opinion dated the Additional Issuance Date, with respect to such Additional Issuance;

                           (vi) the Sellers shall have  delivered to each Rating
                  Agency (i) Opinion(s) of Counsel with respect to the enforceability of the Additional Loan Agreement, (ii) an Opinion of Counsel to the effect that such Additional Issuance will not violate applicable Federal securities laws and (iii) such other documents as the Rating Agencies may request;

                           (vii) the Rating Agency Condition shall have been
                  satisfied with respect to such Additional Issuance;

                           (viii) such Additional Issuance shall not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future;

                           (ix) as of the  Additional  Issuance Date all amounts
                  due and owing to the Series 1996-5 Certificateholders on or prior to such date shall have been paid to such Certificateholders and there shall not be any unreimbursed Investor Charge-Offs;

                           (x) the excess of the principal amount of the Additional Investor Certificates over the issue price of the Additional Investor Certificates shall not exceed the maximum amount permitted under the Internal Revenue Code without the creation of original issue discount (assuming that there is no original issue discount on the Additional Investor Certificates for any other reason);

                           (xi) the Banks' Interest shall not be less than 2% of
                  the total amount of Principal Receivables, in each case as of the Additional Issuance Date, after giving effect to such Additional Issuance;

                           (xii) the ratio of the Controlled Amortization Amount
                  (after giving effect to such Additional Issuance) to the Invested Amount (after giving effect to such Additional
                  Issuance) shall be equal to the ratio of the Controlled Amortization Amount (before giving effect to such Additional Issuance) to the Invested Amount (before giving effect to such Additional Issuance);

                           (xiii) the  Sellers  shall  cause  additional  credit
                  enhancement to be provided by the Cash Collateral Depositor or any additional Series Enhancer for the exclusive benefit of the Investor Certificateholders; provided that the ratio of the Available Enhancement Amount (after giving effect to such increase) to the Invested Amount (after giving effect to such Additional Issuance) shall be greater than or equal to the ratio of the Available Enhancement Amount (before giving effect to such increase) to the Invested Amount (before giving effect to such Additional Issuance);

                           (xiv) the ratio of the sum of the increase in the Class A Investment Fees (as a result of such Additional Issuance) to the increase in the Invested Amount (as a result of such Additional Issuance) shall be less than or equal to
                  0.007606135 which represents 150% times the ratio of the sum of the Class A Investment Fees (as of the Closing Date) to the Invested Amount (as of the Closing Date);

                           (xv) as of the  Additional  Issuance Date, the sum of
                  the Notional Amounts, as defined in the Class A Interest Rate Swaps, shall equal the outstanding principal balance of the Class A Certificates (determined after giving effect to such Additional Issuance) and the sum of the Notional Amounts, as defined in the Class B Interest Rate Swaps, shall equal the Class B Invested Amount (determined after giving effect to such Additional Issuance); and

                           (xvi) the Sellers shall have delivered to the Trustee
                  an Officer's Certificate, dated the Additional Issuance Date, confirming that the conditions referred to above have been satisfied.

Upon satisfaction of the above conditions, the Trustee shall authenticate the Additional Investor Certificates upon execution thereof by the Sellers.

                  (c) Notwithstanding any provision of the Agreement or this Series Supplement, this Series Supplement may be amended by the Servicer, the Sellers and the Trustee, without the consent of any of the Certificateholders, to provide for an Additional Issuance, provided that the conditions set forth in
Section 7.02(b) have been satisfied.

                  (d) Notwithstanding any provision of this Series Supplement, the Sellers may cause additional Series Enhancement to be provided for the benefit of the Investor Certificateholders in lieu of (or in addition to) an Additional Cash Collateral Account provided in connection with an Additional Issuance; provided that the conditions set forth in Section 7.02(b) will be satisfied.

                  Section 7.03. Accumulation Period Postponement. The Accumulation Period is scheduled to commence at the close of business on the fourth-to-last Business Day of August 2002; provided, however, that if the Accumulation

Period Length (determined as described below) is less than twelve months, upon notice to the Trustee, the Sellers, the Rating Agency and the Cash Collateral Depositor, the Servicer, at its option, may elect to postpone the date on which the Accumulation Period actually commences to the fourth-to-last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date equal to the Accumulation
Period Length such that the number of Monthly Periods in the Accumulation Period will equal or exceed the Accumulation Period Length. On the Determination Date immediately preceding the August 2002 Distribution Date, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Amounts for each Monthly Period, beginning with (and assigning the largest Accumulation Period Amount to) the Monthly Period that ends on the day preceding the Class A Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period will equal or exceed the Initial Invested Amount. If the Servicer elects to postpone the commencement of the Accumulation Period pursuant to this
Section 7.03, then on each Determination Date thereafter until the date the Accumulation Period commences, the Servicer will recalculate the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period shall not be shorter than the period determined as of the first date of determination unless an additional Series, other than an Excluded Series, shall have been issued since such date and such Series is in its revolving period;
(ii) the length of the Accumulation  Period will not be less than one month; and
(iii) no election to postpone, or further postpone, the commencement of the Accumulation Period shall be made after an economic amortization event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. If the Accumulation Period Length as recalculated on any such Determination Date exceeds the number of Monthly Periods then scheduled to be included in the Accumulation Period, the commencement date of the Accumulation Period will be changed to the later of (x) such Determination Date and (y) the fourth-to-last Business Day of a month such that the number of Monthly Periods in the Accumulation Period will equal the recalculated Accumulation Period Length. Any notice by the Servicer electing to postpone (or further postpone) the commencement of the Accumulation Period pursuant to this
Section  7.03  shall  specify  (i) the

Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Amortization Amount with respect to each Monthly Period.


                                  ARTICLE VIII

                               Final Distributions

                  Section 8.01. Sale of Certificateholders' Interest Pursuant to
Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by the Sellers with respect to Series 1996-5 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

                  (ii) The amount to be paid by the Sellers with respect to Series 1996-5 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the

Reassignment Amount attributable to the Class B Certificates.

                  (b) Distributions Pursuant to Section 7.01 of this Series Supplement and Sections 2.06, 10.01 or 12.02(c) of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to
Section 7.01 or 8.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 1996-5 Certificateholders' Interest deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i)(x) the Class A Invested Amount on such date will be deposited into the Class A Principal Funding Account and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class A Certificates, plus the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on any prior Distribution Date, plus the amount of any Class A Net Swap Payment with respect to such Distribution Date and any Class A Net Swap Payments previously due but not distributed to the Class A Interest Rate Swap Counterparties, will be distributed pursuant to
Section 4.06(a)(i) or (c)(i), as applicable, (ii)(x) the Class B Invested Amount on such date will be retained in the Collection Account for distribution to the Class B Certificateholders and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class B Certificates, plus the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Net Swap Payment with respect to such Distribution Date and any Class B Net Swap Payments previously due but not distributed to the Class B Interest Rate Swap Counterparties, will be distributed pursuant to Section 4.06(b)(i) or (d)(i), as applicable, and (iii) the CCA Invested Amount, if any, on such date will be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively. Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y)(A) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to paragraph (a)(ii)(y)(B) shall be distributed to the Class B Certificateholders. The remainder of any Termination Proceeds shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A
Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B
Certificateholders pursuant to Section 7.01 or 8.01 and all other amounts on deposit therein for distribution to the Series 1996-5 Certificateholders shall be distributed in full to the Series 1996-5 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Class A Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and retain such amount in the Collection Account for distribution to the Class B Certificateholders, provided that such amount shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period, minus (y) the amount deposited into the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence, and (iii) deduct an amount equal to the CCA Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and distribute, pro rata, such amount to the Cash
Collateral   Depositor  and  each  Additional  Cash  Collateral   Depositor  for
application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period minus (y) the amount deposited in the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence and the amount retained in the Collection Account pursuant to clause (a)(ii) of this sentence. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest and the Class A Adjusted Net Swap Payment, if any, with respect to such Distribution Date, (x) any Class A Monthly Interest previously due but not deposited into Class A Interest Funding Account on a prior Distribution Date and any Class A Adjusted Net Swap Payments previously due but not distributed to the Class A Interest Rate Swap Counterparties, (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, and (z) the amount of the Class A Funding Account Shortfall and the Class A Funding Account Swap Payment with respect to such Distribution Date, any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date and any Class A Funding Account Swap Payment previously due but not distributed to the Class A

Interest Rate Swap Counterparties, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and distribute such amount pursuant to Section 4.06(a)(i) or (c)(i), as applicable, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class A Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date and (ii) deduct an amount equal to the sum of
(w) Class B Monthly Interest and the Class B Net Swap Payment, if any, with respect to such Distribution Date, (x) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date and any Class B Net Swap Payments previously due but not distributed to the Class B Interest Rate Swap Counterparties, (y) the Cumulative Excess Interest Amount with respect to such Distribution Date, and (z) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and distribute such amount pursuant to Section 4.06(b)(i) or (d)(i), as applicable, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class B Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date. The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the provisions of the Loan Agreement and each Additional Loan Agreement, respectively.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A
Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B

                                       81
Certificateholders pursuant to this Section and all other amounts on deposit therein for distribution to the Series 1996-5 Certificateholders shall be distributed in full to the Series 1996-5 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution
Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 1996-5 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B
Certificates and (ii) the Cash Collateral Depositor and each Additional Cash Collateral Depositor shall have disapproved of such liquidation (or, if the Cash Collateral Depositor and any Additional Cash Collateral Depositor shall have assigned all or part of their respective interests under the Loan Agreement and such Additional Loan Agreements, respectively, to one or more Persons, then one or more Persons holding more than 50% of such interest shall have disapproved of such liquidation).


                                   ARTICLE IX

                                    Covenants

                  Section 9.01. Reduction in Portfolio Yield . Citibank (South Dakota), in its capacity as a Seller, and each Additional Seller, hereby covenant that upon the occurrence of an Amortization Event described in Section 6.01(e), except as is otherwise required by any Requirements of Law, it will not reduce the Periodic Rate Finance Charge applicable to any Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due Period being less than the sum of the weighted average of the Certificate Rates of each outstanding Series as of such last day and 6%.

                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                  Section 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 10.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section
13.18 of the Agreement is for the benefit of (a) the Investor Certificateholders and (b) the Cash Collateral Depositor and the Additional Cash

Collateral Depositor to the extent of the CCA Invested Amount.

                  IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                              CITIBANK (SOUTH DAKOTA), N.A.,
                                              Seller and Servicer,

                                             by  /s/ Eugene D. Rowenhorst
                                             NAme:   Eugene D. Rowenhorst
                                             Title:  Senior Vice President


                                              CITIBANK (NEVADA), NATIONAL
                                              ASSOCIATION, Seller,

                                             by  /s/ Robert G. Boyt
                                             NAme:   Robert G. Boyt
                                             Title:  Vice President


                                              YASUDA BANK AND TRUST COMPANY
                                              (U.S.A.), Trustee,

                                             by  /s/ Anthony A. Bocchino
                                             Name:   Anthony A. Bocchino
                                             Title:  Vice President

                                                                     EXHIBIT A-1


REGISTERED
$____________ *

No. R-                                                       CUSIP No. [       ]

                  [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5

           FLOATING RATE CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                      Class A Expected Final Payment Date:
                      The September 2003 Distribution Date

                 Each $1,000 minimum denomination represents an
                  undivided interest in certain assets of the
                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)









-------------------

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement dated as of August 29, 1996 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts,
(v) the benefits of the Interest Rate Swaps and the Cash Collateral  Account and
(vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.
                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the September 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1996-5 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this

Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Banks have caused this Class A Certificate to be duly executed.


                                 CITIBANK (SOUTH DAKOTA), N.A.,


                                 By: __________________________
                                     Name:
                                     Title:


                                 CITIBANK (NEVADA),
                                 NATIONAL ASSOCIATION,


                                 By: _________________________
                                     Name:
                                     Title:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


YASUDA BANK AND TRUST COMPANY (U.S.A.),
as Trustee,


By: _________________________
           Authorized Officer


or


By: CITIBANK, N.A.,
           as Authenticating Agent
           for the Trustee,


By: _________________________
           Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5

          FLOATING RATE CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class A Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1996-5 (the "Series 1996-5 Certificates"), and one of a class thereof entitled Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $750,000,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus
(c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08 of the Series Supplement prior to such date. In addition to the Class A Certificates, a class of the Series 1996-5 Certificates entitled Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 (the "Class B Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Class A Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Class A Interest Funding Account or the Class A Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement.
Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1996-5 Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such
Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor
Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class A Certificates. When issued, the Additional Class A Certificates will be identical in all respects to the other outstanding Class A Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A
Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


Social Security or other identifying number of assignee
-------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
-------------------------------- -----------------------------------------------
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.







Dated:  ______________                         _____________________*



                                             Signature Guaranteed:



                                             ---------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2

REGISTERED                                                         $__________*

No. R-                                                   CUSIP NO. [           ]

                  [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5

          FLOATING RATE CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                      Class B Expected Final Payment Date:
                      The September 2003 Distribution Date

                 Each $1,000 minimum denomination represents an
                  undivided interest in certain assets of the

                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)

--------------------
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement dated as of August 29, 1996 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts,
(v) the benefits of the Interest Rate Swaps and the Cash Collateral  Account and
(vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates, except that principal payments may be made in excess of the Class B Invested Amount to the extent amounts are available for that purpose in the Cash Collateral Account. The Class B Expected Final Payment Date is the September 2003 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Class B Invested Amount on or prior to such Distribution Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1996-5 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  The Class B Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974 or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986 or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class B Certificate to be duly executed.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,

                                                  By: __________________________
                                      Name:
                                     Title:


                                                  CITIBANK (NEVADA),
                                                  NATIONAL ASSOCIATION,

                                                  By: _________________________
                                      Name:
                                     Title:


Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

YASUDA BANK AND TRUST COMPANY (U.S.A.),
as Trustee,


By: _________________________
           Authorized Officer


or


By: CITIBANK, N.A.,
           as Authenticating Agent
           for the Trustee,


By: _________________________
           Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5

          FLOATING RATE CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which generally arise from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class B Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1996-5 (the "Series 1996-5 Certificates"), and one of a class thereof entitled Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $48,000,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f) of the Series Supplement), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b) of the Series Supplement, minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) of the Series Supplement (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement, and plus (f) the sum of
(i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) of the Series Supplement and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). In addition to the Class B Certificates, a class of the Series 1996-5 Certificates entitled Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 (the "Class A Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Class B Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Class B Interest Funding Account or the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1996-5 Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such
Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.
                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class B Certificates. When issued, the Additional Class B Certificates will be identical in all respects to the other outstanding Class B Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B
Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.


                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
-------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
--------------------------------

-----------------------------------------------------------
                 (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                      _______________________*


                                                        Signature Guaranteed:


                                                       -----------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B-1


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                         THE CASH COLLATERAL DEPOSITOR1
                    ----------------------------------------

                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                           1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1996-5 Supplement dated as of August 29, 1996, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is
                  delivered   pursuant   to   Section   4.11(i)  of  the  Series
                  Supplement.

                           2.  Citibank (South Dakota) is the Servicer.

                           3.  The undersigned is a Servicing Officer.

                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant  to  Sections  4.11(c)  through  (i)  of  the  Series
Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on [ ], 199 , which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(i) of the Series Supplement:

         1.       Pursuant to Section 4.11(c):

                           Required Draw Amount in respect of the
         preceding Due Period ....................................... $______


         2.       Pursuant to Section 4.11(d):

                  Interest Draw Amount in respect of the
         preceding Due Period ....................................... $______


         3.       Pursuant to Section 4.11(e):

                  Default Draw Amount in respect of the
         preceding Due Period ....................................... $______


         4.       Pursuant to Section 4.11(f):

                  Reimbursement Draw Amount in respect of the
         preceding Due Period ....................................... $______


         5.       Pursuant to Section 4.11(g):

                  Special Draw Amount in respect of the
         preceding Due Period ....................................... $______


         6.       Pursuant to Section 4.11(h):

                  Class A Principal Draw Amount in respect of
         the preceding Due Period ................................... $______

                  Class B Principal Draw Amount in respect of
         the preceding Due Period ................................... $______


         7.       Pursuant to Section 4.11(i):

                  Total Draw Amount in respect of the
         preceding Due Period ....................................... $______


                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of __________________, _____.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                    by
                                                      -------------------------
                                                  Name:
                                                  Title:

                                                                     EXHIBIT B-2


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                    THE ADDITIONAL CASH COLLATERAL DEPOSITOR2
                    ----------------------------------------

                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1996-5




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                           1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1996-5 Supplement dated as of August 29, 1996, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is
                  delivered   pursuant   to   Section   4.11(i)  of  the  Series
                  Supplement.

                           2.  Citibank (South Dakota) is the Servicer.

                           3.  The undersigned is a Servicing Officer.

_________________
     1/ To be delivered no later than the applicable transfer Date.

                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant  to  Sections  4.11(c)  through  (i)  of  the  Series
Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on [ ], 199 , which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(i) of the Series Supplement:

         1.       Pursuant to Section 4.11(c):

                           Required Draw Amount in respect of the
         preceding Due Period       $______


         2.       Pursuant to Section 4.11(d):

                  Interest Draw Amount in respect of the
         preceding Due Period       $______


         3.       Pursuant to Section 4.11(e):

                  Default Draw Amount in respect of the
         preceding Due Period       $______


         4.       Pursuant to Section 4.11(f):

                  Reimbursement Draw Amount in respect of the
         preceding Due Period       $______


         5.       Pursuant to Section 4.11(g):

                  Special Draw Amount in respect of the
         preceding Due Period       $______


         6.       Pursuant to Section 4.11(h):

                  Class A Principal Draw Amount in respect of
         the preceding Due Period   $______

                  Class B Principal Draw Amount in respect of
         the preceding Due Period   $______


         7.       Pursuant to Section 4.11(i):

                  Total Draw Amount in respect of the
         preceding Due Period       $______

                              Total $______


                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of _______________, ____.


                                    CITIBANK (SOUTH DAKOTA), N.A.,
                                    Servicer,

                                    by
                                      -------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT C

                            FORM OF MONTHLY STATEMENT


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

          -----------------------------------------------------------

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1996-5
          -----------------------------------------------------------

                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  This Certificate relates to the Due Period ended and the related Distribution Date.


A.       Information Regarding the Portfolio

                  1.  Portfolio Yield       _____%

                           Yield component [Finance Charge Receivables collected
                  during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] _____%

                  Credit loss component [net charged-off Principal Receivables during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] _____%

                  2.       New purchase rate [aggregate
                  purchases of merchandise and
                  services during the Due Period
                  / Receivables in the
                  Trust on the last day
                  of the prior Due Period] ..................... _____%

                  3.       Total payment rate [aggregate
                  Collections during the Due
                  Period / Receivables in the
                  Trust on the last day of
                  the prior Due Period] ........................ _____%

                  4.       Principal payment rate
                  [aggregate collections
                  with respect to Principal
                  Receivables during the Due
                  Period / Principal Receivables
                  in the Trust on the last
                  day of the prior Due Period] ................. _____%

                  5.       Aggregate amount of Principal
                  Receivables in the Trust:

                  Beginning of Due Period ...................... $_____
                  Average ...................................... $_____
                  End of Due Period ............................ $_____

                  6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period)3:

                           Current ............................. _____%
                           5-34  days  delinquent .............. _____%
                           35-64  days delinquent .............. _____%
                           65-94 days delinquent ............... _____%
                           95-124 days delinquent .............. _____%
                           125-154 days delinquent ............. _____%
                           155-184 days delinquent ............. _____%

     1/ To be delivered no later than the 15th day of each calendar month.

B.   Information Regarding Group One (Percentage Basis)

                  1.       Group One weighted average Certificate
                                    Rate ....................... _____%

                  2.       Weighted average rate of Group One Investor
                                    Monthly Fees ............... _____%

                  3. Group One Surplus Finance Charge Collections / the Invested Amount as of the last day of the prior Due Period .................... _____%

                  4. Group One Required Surplus Finance Charge Amount / the Invested Amount as of the last day of the prior Due Period ............. _____%

                  5. Group One Surplus Finance Charge Collections minus Group One Required Surplus Finance Charge Amount / the Invested Amount as of the last day of the prior Due Period ............. _____%


C.       Information Regarding Group One (Dollar Basis)

                  1.       Group One Total Investor Collections ...... $_____

                           Group One Investor
                           Principal Collections ............... $_____

                           Group One Investor Finance
                           Charge Collections .................. $_____

                  2.       Group One Investor Default Amount ... $_____

                  3.       Group One Investor Monthly Interest ....... $_____

                  4.       Group One Investor Monthly Fees ..... $_____

                  5.       Group One Surplus Finance Charge
                                    Collections ................ $_____

                  6.       Group One Required Surplus Finance Charge
                                    Amount ..................... $_____

                  7. Group One Surplus Finance Charge Collections minus Group One Required Surplus Finance Charge
                           Amount .............................. $_____

D.       Information Regarding Series 1996-5

                  1.(a)  Class A Invested Amount .................... $_____

           (b)  Class B Invested Amount ............................. $_____

                  2.(a)  Class A Monthly Interest ................... $_____

           (b)  Class B Monthly Interest ............................ $_____

                  3.(a)  Balance in the Class A Interest
                         Funding Account ............................ $_____

           (b)  Balance in the Class B Interest
                Funding Account ..................................... $_____

                  4.       Available Cash Collateral
                           Amount ................................... $_____

                % of Class B Invested1
                Amount .............................................. _____%1

                  5.(a)  Class A Investor Charge-offs ............... $_____

           (b)  Class B Investor Charge-offs ........................ $_____

                  6.  Required Amount ............................... $_____

                  7.  Draw on Cash Collateral Account ............... $_____

                  8.(a)  Class A Monthly Principal for the
                         Distribution Date 1/ ....................... $_____

           (b)  Class B Monthly Principal for the
                Distribution Date 2/ ................................ $_____

                  9.       Balance in the Class A Principal
                                    Funding Account 1/ .............. $_____

                  10. The Class A Net Swap Payment due (as a negative number) or the Class A Net Swap Receipt received
                  (as a positive number) for the
                  Distribution Date ................................. $_____

                  11. The Class B Net Swap Payment due (as a negative number) or the Class B Net Swap Receipt received
                  (as a positive number) for the
                  Distribution Date ................................. $_____
     2/ Applicable during the Accumulation Period, Principal Payment Period and any Early Amortization Period.

E.       Information regarding Additional Investor Certificates /2

                  1.       Additional Issuance Date ................. _____

                  2.       Invested Amount of Additional Class A
                           Certificates ............................. $_____

                  3.       Invested Amount of Additional Class B
                           Certificates ............................. $_____


F.       Information Regarding the Accumulation Period /3

                  1.       Date on which the Accumulation Period will
                           commence .................................  _____

                  2.       Controlled Amortization Amount for each
                                    Monthly Period

           (a)  [        ], 199[ ] Monthly Period ................... $_____

           (b)  [        ], 199[ ] Monthly Period ................... $_____


G.    Information Regarding Distributions, Certificateholders and Charge-offs /4

                  1.(a)  The total amount of the distribution
                             to Class A Certificateholders on the
                             Payment Date ........................... $_____

           (b)  The total amount of the distribution
                             to Class B Certificateholders on the
                             Payment Date ........................... $_____

     3/ Applicable after issuance of Additional Investor Certificate.
     4/ Applicalbe only if the Revolving Period has been extended.
     5/ The following information, as aplicable, is to be included only on Payment Dates.

         2.(a)  The amount of the distribution set forth
                    in item 1(a) above in respect of
                    principal on the Class A Certificates ............ $_____

           (b)  The amount of the distribution set forth
                             in item 1(b) above in respect of
                             principal on the Class B Certificates ... $_____

         3.(a)  The amount of the distribution set forth
                    in item 1(a) above in respect of
                    interest on the Class A Certificates ............. $_____

           (b)  The amount of the distribution set forth
                             in item 1(b) above in respect of
                             interest on the Class B Certificates .... $_____

         4.(a) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the Record Date with respect to the Payment Date
                                                                       $_____

           (b) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Record Date with respect to the Payment Date
                                                                       $_____


                               CITIBANK (SOUTH DAKOTA), N.A.,
                                 Servicer,

                               By:
                                  Name:
                                  Title:

                                                                       EXHIBIT D


                     FORM OF MONTHLY SERVICER'S CERTIFICATE


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION




                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1996-5




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A.), Trustee, does hereby certify as follows:

                           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

                           3.  The undersigned is a Servicing Officer.

                           4. This Certificate relates to the Distribution Date occurring on ________________.

                           5. As of the date  hereof,  to the best  knowledge of
                  the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Sellers and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

                           6. As of the date  hereof,  to the best  knowledge of
                  the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                           7. As of the date  hereof,  to the best  knowledge of
                  the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of _________).


           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this day of , 199 .


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                  By:_________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT E

                           CLASS A CERTIFICATES

(Multicurrency--Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of August 29, 1996

YASUDA BANK AND TRUST COMPANY
(U.S.A.) as trustee for CITIBANK            CITIBANK (SOUTH DAKOTA), N.A.
CREDIT CARD MASTER TRUST I
__________________________________and_________________________________________

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule") and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.       Interpretation

(a) Definition. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


        Copyright(C)1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:--

         (i)   in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that the subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transaction from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i) Gross-up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

         (1) promptly notify the other party ("Y") of such requirement;

         (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this
         Section 2(d) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount have been assessed against Y;

         (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonable acceptable to Y, evidencing such payment to such authorities; and

         (4) if such Tax is an Indemnifiable Tax, pay Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deducting or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that is would not be required to be paid but for:-

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the  failure of a  representation  made by Y  pursuant  to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                                                   ISDA (R) 1992

         (ii) Liability. If:--

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

         (2) X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)      Basic Representations.

         (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

         (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                   ISDA (R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:---

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:---

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

                                                                   ISDA (R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:---

         (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)    Credit Support Default.

                  (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                  (2) the  expiration  or  termination  of such  Credit  Support
                  Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                  (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
         (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified
         Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirm, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default,
         event  of  default  or  other  similar   condition  or  event  (however
                                                                   ISDA (R) 1992
         described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreement or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:---

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:---

                           (1) the  resulting,  surviving or  transferee  entity
                  fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                           (2) the benefits of any Credit Support  Document fail
                  to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event
                                                                   ISDA (R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:---

         (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):---

                           (1) to perform any absolute or contingent  obligation
                  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of
                  such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
         Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect to which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)4(A)or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, an other entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.
                                                                   ISDA (R) 1992

6.       Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under
         Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv) Right to Terminate. If:--

         (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

         (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, an Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then
                                                                   ISDA (R) 1992
continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i) If notice  designating  an Early  Termination  Date is given  under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event) Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgement) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss" and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subjected to Set-off.

         (i)  Events of Default   If the Early Termination Date results from an
Event of Default--

         (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sums of the Settlement Amount (determined by the Non-defaulting party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid amounts owing to the Non-defaulting Party over (B) the Termination Currency of the Unpaid Amounts owing to the Defaulting Party.

         (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

         (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the
                                                                   ISDA (R) 1992

         Non-defaulting Party) in respect of the Termination Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party. (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-Defaulting Party; if it is negative number, the Non-Defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:---

         (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Marked Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

         (2)      Two Affected Parties.  If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement amount of the party with the higher Settlement amount ("X") and the Settlement amount of the party with the lower Settlement amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or if fewer than all the
                  Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive number, Y will pay it to X; if it is negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy In circumstance where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risk and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.
                                                                   ISDA (R) 1992

7.       Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by the way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or salified by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgement or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such currency if such shortfall or such excess arises or result from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgement or order for the purpose of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof of being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.
                                                                   ISDA (R) 1992

9.       Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall by entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by and exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other that its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction in entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting Party will, on demand indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document
                                                                   ISDA (R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, cost of collection.

12.      Notices

(a) Effectiveness. Any notice or other communication in respect to of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see schedule) and will be deem effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a) Governing Law. This agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction.   With   respect  to  any  suit, action or proceedings
related   to  this   Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgements Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any
                                                                   ISDA (R) 1992
reason any party's Process Agent unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party . The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any manner permitted by law.

(d)` Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting party, the Non-default Rate; and

(d)   In all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.
                                                                   ISDA (R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Deal" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" meaning any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such a recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law , rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in place(s) specified in the relevant Confirmation or, it not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and the party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them.) Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication. If Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotations" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date,
                                                                   ISDA (R) 1992
have been required after that date. For this purpose , Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e) and, if each party is so obligated, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and the lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's home or office.

"Potential Event of Default" means any event which, the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.
                                                                   ISDA (R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or other wise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5 (b).

"Terminated Transaction"means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Terminated Currency" has the meaning specified in the Schedule.

"Terminated Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obligated to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

 "Termination Event" means a Illegality, a Tax Event or Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amount that became payable (or that would become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market
                                                                   ISDA (R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obligated, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

YASUDA BANK AND TRUST COMPANY             CITIBANK (SOUTH DAKOTA), N.A.
(U.S.A.)  as trustee for CITIBANK
CREDIT CARD MASTER TRUST I

----------------------------------        ---------------------------------
       (Name of Party)                         (Name of Party)




By:     /s/ Anthony A. Bocchino           By:      /s/ W. A. Kauffman
   Name:    Anthony A. Bocchino               Name:    W. A. Kauffman
   Title:   Vice President                    Title:   Vice President
   Date:    August 29, 1996                   Date:    August 29, 1996

                                                                   ISDA (R) 1992

                                                                      SCHEDULE A




                              Class A Certificates


                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                           dated as of August 29, 1996

                                     between

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)
                         as trustee (the "Trustee") for
                CITIBANK CREDIT CARD MASTER TRUST I (the "Trust")
                                       and
            CITIBANK (SOUTH DAKOTA), N.A. ("Counterparty").


Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to the Trust for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

                  and in  relation to Counterparty for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) "Events of Default". The following Events of Default will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                  Section 5(a)(ii), (Breach of Agreement)
                  Section 5(a)(iii), (Credit Support Default)
                  Section 5(a)(iv), (Misrepresentation)
                  Section 5(a)(v), (Default under Specified Transaction)
                  Section 5(a)(vi), (Cross Default)
                  Section 5(a)(vii), (Bankruptcy)

(d) "Termination Events". The following Termination Events will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Termination Event" in Section 14 is deemed to be modified accordingly:

                  Section 5(b)(ii), (Tax Event)
                  Section 5(b)(iii), (Tax Event Upon Merger)
                  Section 5(b)(iv), (Credit Event Upon Merger)

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Trust or Counterparty.

(f) Payments on Early Termination. Notwithstanding any provision to the contrary in this Agreement, upon the occurrence of an Early Termination Date in respect of one or more outstanding Transactions:

                           (i) the provisions of Sections 6(d)(i) (to the extent they relate to obtaining Market Quotations) and 6(e)(i), (ii) and (iv) shall not apply;

                           (ii) each reference in this Agreement to an amount calculated as being due in respect of any Early Termination Date under Section 6(e) shall be deemed to refer to an amount calculated in accordance with
                           Part 1(f)(iii) of this Schedule;

                           (iii) the amount payable in respect of such Early Termination Date will be the amount (determined by the Calculation Agent and netted in accordance with
                           Section  2(c))  that  is the  sum of the  Termination
                           Currency Equivalent of (1) all Unpaid Amounts in respect of the Terminated Transactions, (2) all amounts that would be payable if such Early Termination Date were the next Scheduled Payment Date in respect of each Terminated Transaction, and (3) each other amount calculated as being due pursuant to the Confirmation for each Terminated Transaction; and

                           (iv) the amount determined in accordance with paragraph (iii) above will be paid by the relevant party on the day that, but for the declaration of such Early Termination Date, would have been the next Payment Date in respect of the Terminated Transactions.

(g)      "Termination Currency" means United States Dollars.

(h) "Transfer to Avoid Termination Event". Section 6(b)(ii) is hereby amended by adding at the end thereof before the period in the third paragraph the following condition:

                           "and the prior written confirmation from each Rating Agency that the then-current ratings of the obligations represented by the Certificates will not be negatively affected by such transfer".

(i) Additional Termination Event will apply. An additional Termination Event shall occur if an Early Termination Date is designated in respect of any Transaction entered into pursuant to the Master Agreement dated as of the date hereof and headed "Class A Certificates" (the "Citibank (South Dakota) Master Agreement") between Citibank (South Dakota), N.A. ("Citibank (South Dakota)") and the Trustee as trustee on behalf of the Trust. For the purposes of the foregoing Termination Event, each party hereto shall be an Affected Party.


Part 2.  Tax Representations.

a) Payer Representations. For the purpose of Section 3(e), each of the Trust and Counterparty represents that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f), (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                  Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.

                           (i)      Trust Representation.  For the purpose of
                           Section 3(f), the Trust makes no representations.

                           (ii) Counterparty Representation. For the purpose of Section 3(f), Counterparty makes no representations.

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii):

(a)      Tax forms, documents or certificates to be delivered are:

                           Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:


 Party                   Form/Document/
 required to             Certificate
 Deliver
 Document


 Trust and       Certified  copies  of  all  documents  evidencing
 Counterparty    necessary corporate and other  authorizations and
                 approvals with respect to the execution, delivery
                 and  performance by the party of this  Agreement,
                 each   Confirmation  and  any  applicable  Credit
                 Support Document.


Trust and        A  certificate  of an  authorized  officer of the
Counterparty     party  certifying the names,  true signatures and
                 authority of the officers of the party signing this Agreement and any applicable Credit Support
                 Document.





Date by Which           Covered by Section 3(d)
to Be Delivered            Representation

Upon execution of             Yes
this Agreement.

Upon execution of             Yes
this Agreement.

 Party                   Form/Document/
 required to             Certificate
 Deliver
 Document

                         true signatures and authority of the
                         officers of the party signing this
                         Agreement and any applicable Credit
                         Support Document.



Counterparty             Legal opinion in a form reasonably  acceptable to
                         the Trustee, relating to the enforceability of Counterparty's obligations under this Agreement.





Date by Which           Covered by Section 3(d)
to Be Delivered            Representation

Upon execution of             No
this Agreement.



Part 4.  Miscellaneous.


(a)      Addresses for Notices.  For the purpose of Section 12(a):


           Address for notices or  communications to the Trustee or the Trust:

           Address:         666 Fifth Avenue, Suite 802,
                            New York, New York 10103
                            Attention:       Corporate Trust Department
                            Fax No.:         (212) 373-5998
                            Telephone No.: (212) 373-5918

           Address for notices or communications to Counterparty:

           Address:         8725 West Sahara Avenue
                            Las Vegas, Nevada 89163
                            Attention:       Mr. Robert Boyt
                            Fax No.:         (702) 797-4455
                            Telephone No.: (702) 797-4875

(b)      Process Agent.  For the purpose of Section 13(c), the Trust appoints the Trustee as its Process Agent.

(c)      Offices.  The provisions of Section 10(a) will apply to the Trust and
                   Counterparty.

(d) Multibranch Party. For the purpose of Section 10(c), the Trust is not a Multibranch Party, and Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Trustee, on behalf of the Trust, will be the Calculation Agent (it being understood that the Trustee has appointed the Servicer under the Pooling and Servicing
                  Agreement   to  perform  the  duties  of   Calculation   Agent
                  hereunder).

(f)      Credit Support Document and Credit Support Provider.  None.

(g)      GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN
                         ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

(h)      "Affiliate" will have the meaning specified in Section 14.

Part 5.  Other Provisions.

(a) Tax Treatment. For purposes of Federal income taxes, the parties agree (to the extent permitted by applicable law) to treat this Agreement as being entered into between Counterparty, on the one hand, and Citibank (South Dakota) and Citibank (Nevada), National Association ("Citibank (Nevada)"), on the other hand; provided that Counterparty's compliance with the terms of this Agreement and any Confirmation shall not be deemed to violate this provision.

(b) Definitions. The applicability of the 1991 ISDA Definitions, the 1992 ISDA Municipal Counterparty Definitions and the 1992 ISDA FX and Currency Option Definitions to any Transaction shall be specified in the Confirmation for such Transaction.

(c) Waiver of Jury Trial. The following paragraph shall be added to this Agreement as a new Section 15:

                           "15. Jury Trial. Each party hereby waives its respective right to jury trial with respect to any litigation arising under, or in connection with, this Agreement or any Transaction."

(d) Waiver of Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each of Counterparty and the Trust irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the Trust and Counterparty hereunder against any obligations between the Trust and Counterparty under any other agreements or otherwise.

(e) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording and agrees to notify its officers and employees of such monitoring or recording.

(f) No Personal Liability. The obligations of the Trust under this Agreement are not personal obligations of the Trustee and, as a result, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

(g) No Petition. Counterparty hereby agrees that it will not, prior to the date which is one year and one day after the date on which all certificates or securities issued by the Trust have been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the Trust.

(h) Amendment. No amendment, modification or waiver in respect of this Agreement will be effective unless (a) it is made in accordance with Section 9(b) and (b) each Rating Agency shall have notified Counterparty and the Trustee that such amendment, modification or waiver will not result in a reduction or withdrawal of the rating of the obligations represented by any Certificates.

(i) Capitalized Terms. Capitalized terms not otherwise defined herein shall, where used herein or in any Confirmation, have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and

                  Servicing Agreement") dated as of May 29, 1991 between Citibank (Nevada) as Seller, Citibank (South Dakota) as Seller and Servicer, and the Trustee as trustee, as supplemented by the Series 1996-5 supplement thereto dated as of August 29, 1996 (the "Supplement").

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


YASUDA BANK AND TRUST               CITIBANK (SOUTH DAKOTA), N.A.
  COMPANY (U.S.A.),
as trustee for CITIBANK
CREDIT CARD MASTER TRUST I


By:  /s/ Anthony A. Bocchino        By:  /s/ W. A. Kauffman
Name:    Anthony A. Bocchino        Name:    W. A. Kauffman
Title:   Vice President             Title:   Vice President

                              Class A Certificates



                                  CONFIRMATION


To:          Yasuda Bank and Trust Company
             (U.S.A.), as Trustee (the "Trustee"), on behalf of Citibank Credit Card Master Trust I (the "Trust")

From:        Citibank (South Dakota), N.A.
             ("Counterparty")

Date:        August 29, 1996


                  The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement (including the Schedule thereto) dated as of August 29, 1996 headed "Class A Certificates" (the "Master Agreement") between you and us. All provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

                  2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

 Transaction Type:                               Rate Swap Transaction

 Notional Amount:                                With respect to  each
                                                 Calculation             Period,
                                                 39.560065726272%     of     the
                                                 outstanding principal amount of
                                                 the Class A Certificates  as of
                                                 the    first    day   of   such
                                                 Calculation    Period    (after
                                                 giving     effect     to    any
                                                 distribution  of  principal  to
                                                 Class A  Certificateholders  on
                                                 such day)

Trade Date:                                      August 29, 1996

Effective Date:                                  August 29, 1996

Termination Date:                                The earlier of (a) the
                                                 Termination Date (as defined in
                                                 the  Supplement)  and  (b)  the
                                                 Distribution  Date on which the
                                                 Notional  Amount is  reduced to
                                                 zero
Fixed Amounts:

     Fixed Rate Payer:                           Trust


     Fixed Rate Payer Payment Date-
     Early Payment:                              One Business Day

     Fixed Rate Payer
     Period End Date:                            Each Distribution Date

     Fixed Amount:                               (a) With respect to the first
                                                 Payment Date, $6,582,887.50 and
                                                 (b) at  all  other  times,  one
                                                 twelfth   of  the   product  of
                                                 6.8691% and the Notional Amount

Floating Amounts:


     Floating Rate
     Payer:                                      Counterparty

     Calculation Dates:                          The first day of each
                                                 Calculation Period

Floating Rate Payer
Payment Date:                                    Each Fixed Rate Payer Payment
                                                 Date

Floating Rate Payer
Period End Date:                                 Each Fixed Rate Payer Period
                                                 End Date

Floating Rate
Option:                                          USD-LIBOR-BBA

Designated Maturity:                            (a) Following the occurrence of
                                                 an  Amortization   Event,   one
                                                 month,  and  (b) at  all  other
                                                 times, three months

Spread:                                         Plus 0.105%, provided  that the
                                                 per annum rate  (Floating  Rate
                                                 plus   Spread)  for  the  first
                                                 three Calculation Periods shall
                                                 be 5.67052%

Floating Rate Day
Count Fraction:                                 Actual/360

Reset Dates:                                    Each Class A Payment Date

Business Days:                                  New York, Nevada and
                                                South Dakota

Business Day
Convention:                                     Following


     3.  Account Details.

Payments to the
Trust:                                          Citibank, N.A.
                                                Corporate Trust
                                                ABA:  021000089
                                                Ref:  CCIMT 96-5
                                                Attention:  Hugo Gindreaux
                                                A/C: 36114325

Payments to
Counterparty:                                   Citibank (South Dakota), N.A.

                                                ABA:  091409571
                                                Ref:  CCIMT 96-5 Swap


                  Each amount payable with respect to this Swap Transaction shall be paid by 12:00 p.m., New York City time, on the relevant Payment Date.

                  4. Counterparty Downgrade. If (i) the unsecured, unguaranteed, short-term debt rating of Counterparty is reduced below A-1+ or withdrawn by Standard & Poor's Rating Services ("Standard & Poor's") or (ii) the unsecured, unguaranteed long-term debt rating of Counterparty is reduced below Aa3 or withdrawn by Moody's Investors Service, Inc. ("Moody's"), Counterparty shall promptly notify the Trustee (and any permitted assignee or transferee of the Trustee) of such event, and shall, within 30 days of the date of occurrence of such event, with the prior written confirmation of each Rating Agency that such arrangement will not result in the reduction or withdrawal of the then-current rating of any Certificates, either:

                           (a) transfer,  solely at its cost or benefit,  as the
                  case may be, its rights and obligations pursuant to this Swap Transaction to another counterparty with an unsecured, unguaranteed, short-term debt rating from Standard & Poor's of no lower than A-1+ and an unsecured, unguaranteed long-term debt rating from Moody's of no lower than Aa3 (or effect the same economic result by agreeing to terminate this Swap Transaction and arranging for such a counterparty to enter into a replacement transaction with the Trust on terms substantially the same as those contained herein); or

                           (b) if  Counterparty,  using  its  best  efforts,  is
                  unable to find such a counterparty willing to accept such a transfer (or enter into such replacement transaction), enter into any other arrangement satisfactory to Counterparty, the Trustee, the Servicer, and the Rating Agencies.

                           The   failure  of   Counterparty   to   satisfy   its
                  obligations under this Clause 4 shall not, in and of itself, give rise to any Event of Default or otherwise be the basis for the designation of an Early Termination Event.

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                       Very truly yours,

                                       CITIBANK (SOUTH DAKOTA), N.A.

                                       by     /s/ W. A. Kauffman

                                         Name:    W. A. Kauffman
                                         Title:   Vice President


Accepted and confirmed as of the date first above written:

YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Trustee on behalf of
CITIBANK CREDIT CARD MASTER
TRUST I,

  by     /s/ Anthony A. Bocchino

    Name:    Anthony A. Bocchino
    Title:   Vice President

                              CLASS A CERTIFICATES

(Multicurrency--Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of August 29, 1996

YASUDA BANK AND TRUST COMPANY
(U.S.A.) as trustee for CITIBANK            CITIBANK (NEVADA),
CREDIT CARD MASTER TRUST I                  NATIONAL ASSOCIATION
__________________________________and_________________________________________

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule") and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.       Interpretation

(a) Definition. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


        Copyright(C)1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:--

         (i)   in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that the subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transaction from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i) Gross-up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

         (1) promptly notify the other party ("Y") of such requirement;

         (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this
         Section 2(d) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount have been assessed against Y;

         (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonable acceptable to Y, evidencing such payment to such authorities; and

         (4) if such Tax is an Indemnifiable Tax, pay Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deducting or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that is would not be required to be paid but for:-

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the  failure of a  representation  made by Y  pursuant  to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                                                   ISDA (R) 1992

         (ii) Liability. If:--

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

         (2) X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)      Basic Representations.

         (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

         (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                   ISDA (R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:---

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:---

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

                                                                   ISDA (R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:---

         (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)    Credit Support Default.

                  (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                  (2) the  expiration  or  termination  of such  Credit  Support
                  Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                  (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
         (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified
         Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirm, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default,
         event  of  default  or  other  similar   condition  or  event  (however
                                                                   ISDA (R) 1992
         described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreement or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:---

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:---

                           (1) the  resulting,  surviving or  transferee  entity
                  fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                           (2) the benefits of any Credit Support  Document fail
                  to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event
                                                                   ISDA (R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:---

         (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):---

                           (1) to perform any absolute or contingent  obligation
                  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of
                  such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
         Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect to which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)4(A)or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, an other entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.
                                                                   ISDA (R) 1992

6.       Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under
         Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv) Right to Terminate. If:--

         (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

         (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, an Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then
                                                                   ISDA (R) 1992
continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i) If notice  designating  an Early  Termination  Date is given  under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event) Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgement) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss" and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subjected to Set-off.

         (i)  Events of Default   If the Early Termination Date results from an
Event of Default--

         (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sums of the Settlement Amount (determined by the Non-defaulting party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid amounts owing to the Non-defaulting Party over (B) the Termination Currency of the Unpaid Amounts owing to the Defaulting Party.

         (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

         (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the
                                                                   ISDA (R) 1992

         Non-defaulting Party) in respect of the Termination Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party. (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-Defaulting Party; if it is negative number, the Non-Defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:---

         (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Marked Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

         (2)      Two Affected Parties.  If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement amount of the party with the higher Settlement amount ("X") and the Settlement amount of the party with the lower Settlement amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or if fewer than all the
                  Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive number, Y will pay it to X; if it is negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy In circumstance where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risk and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.
                                                                   ISDA (R) 1992

7.       Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by the way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or salified by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgement or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such currency if such shortfall or such excess arises or result from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgement or order for the purpose of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof of being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.
                                                                   ISDA (R) 1992

9.       Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall by entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by and exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other that its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction in entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting Party will, on demand indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document
                                                                   ISDA (R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, cost of collection.

12.      Notices

(a) Effectiveness. Any notice or other communication in respect to of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see schedule) and will be deem effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a) Governing Law. This agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction.   With   respect  to  any  suit, action or proceedings
related   to  this   Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgements Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any
                                                                   ISDA (R) 1992
reason any party's Process Agent unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party . The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any manner permitted by law.

(d)` Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting party, the Non-default Rate; and

(d)   In all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.
                                                                   ISDA (R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Deal" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" meaning any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such a recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law , rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in place(s) specified in the relevant Confirmation or, it not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and the party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them.) Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication. If Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotations" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date,
                                                                   ISDA (R) 1992
have been required after that date. For this purpose , Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e) and, if each party is so obligated, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and the lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's home or office.

"Potential Event of Default" means any event which, the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.
                                                                   ISDA (R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or other wise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5 (b).

"Terminated Transaction"means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Terminated Currency" has the meaning specified in the Schedule.

"Terminated Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obligated to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

 "Termination Event" means a Illegality, a Tax Event or Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amount that became payable (or that would become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market
                                                                   ISDA (R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obligated, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

YASUDA BANK AND TRUST COMPANY             CITIBANK (NEVADA),
(U.S.A.)  as trustee for CITIBANK         NATIONAL ASSOCIATION
CREDIT CARD MASTER TRUST I

----------------------------------        ---------------------------------
       (Name of Party)                         (Name of Party)




By:      /s/ Anthony A. Bocchino         By         /s/ Theodore A. Atencio
   Name:     Anthony A. Bocchino              Name:     Theodore A. Atencio
   Title:    Vice President                   Title:    Vice President
   Date:     August 29, 1996                  Date:     August 29, 1996

                                                                   ISDA (R) 1992

                              Class A Certificates


                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                           dated as of August 29, 1996

                                     between

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)
                         as trustee (the "Trustee") for
                CITIBANK CREDIT CARD MASTER TRUST I (the "Trust")
                                       and
            CITIBANK (NEVADA), NATIONAL ASSOCIATION ("Counterparty").


Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to the Trust for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

                  and in  relation to Counterparty for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) "Events of Default". The following Events of Default will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(ii), (Breach of Agreement)
         Section 5(a)(iii), (Credit Support Default)
         Section 5(a)(iv), (Misrepresentation)
         Section 5(a)(v), (Default under Specified Transaction)
         Section 5(a)(vi), (Cross Default)
         Section 5(a)(vii), (Bankruptcy)

(d) "Termination Events". The following Termination Events will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Termination Event" in Section 14 is deemed to be modified accordingly:

          Section 5(b)(ii), (Tax Event)
          Section 5(b)(iii), (Tax Event Upon Merger)
          Section 5(b)(iv), (Credit Event Upon Merger)

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Trust or Counterparty.

(f) Payments on Early Termination. Notwithstanding any provision to the contrary in this Agreement, upon the occurrence of an Early Termination Date in respect of one or more outstanding Transactions:

                           (i) the provisions of Sections 6(d)(i) (to the extent they relate to obtaining Market Quotations) and 6(e)(i), (ii) and (iv) shall not apply;

                           (ii) each reference in this Agreement to an amount calculated as being due in respect of any Early Termination Date under Section 6(e) shall be deemed to refer to an amount calculated in accordance with
                           Part 1(f)(iii) of this Schedule;

                           (iii) the amount payable in respect of such Early Termination Date will be the amount (determined by the Calculation Agent and netted in accordance with
                           Section  2(c))  that  is the  sum of the  Termination
                           Currency Equivalent of (1) all Unpaid Amounts in respect of the Terminated Transactions, (2) all amounts that would be payable if such Early Termination Date were the next Scheduled Payment Date in respect of each Terminated Transaction, and (3) each other amount calculated as being due pursuant to the Confirmation for each Terminated Transaction; and

                           (iv) the amount determined in accordance with paragraph (iii) above will be paid by the relevant party on the day that, but for the declaration of such Early Termination Date, would have been the next Payment Date in respect of the Terminated Transactions.

(g)      "Termination Currency" means United States Dollars.

(h) "Transfer to Avoid Termination Event". Section 6(b)(ii) is hereby amended by adding at the end thereof before the period in the third paragraph the following condition:

                           "and the prior written confirmation from each Rating Agency that the then-current ratings of the obligations represented by the Certificates will not be negatively affected by such transfer".

(i) Additional Termination Event will apply. An additional Termination Event shall occur if an Early Termination Date is designated in respect of any Transaction entered into pursuant to the Master Agreement dated as of the date hereof and headed "Class A Certificates" (the "Citibank (South Dakota) Master Agreement") between Citibank (South Dakota), N.A. ("Citibank (South Dakota)") and the Trustee as trustee on behalf of the Trust. For the purposes of the foregoing Termination Event, each party hereto shall be an Affected Party.


Part 2.  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e), each of the Trust and Counterparty represents that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f), (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                  Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.

                           (i)      Trust Representation.  For the purpose of
                           Section 3(f), the Trust makes no representations.

                           (ii) Counterparty Representation. For the purpose of Section 3(f), Counterparty makes no representations.

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii):

(a)      Tax forms, documents or certificates to be delivered are:

                           Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:



         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            Certified  copies  of  all  documents  evidencing
         Counterparty         necessary corporate and other  authorizations and
                              approvals with respect to the execution, delivery
                              and  performance by the party of this  Agreement,
                              each   Confirmation  and  any  applicable  Credit
                              Support Document.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of             Yes
this Agreement.

         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            A  certificate  of an  authorized  officer of the
         Counterparty         party  certifying the names,  true signatures and
                              authority of the officers of the party signing this Agreement and any applicable Credit Support
                              Document.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of             Yes
this Agreement.


         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            Legal opinion in a form reasonably  acceptable to
         Counterparty         the Trustee,  relating to the  enforceability  of
                              Counterparty's obligations under this Agreement.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of            No
this Agreement.

Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

                           Address for notices or communications to the Trustee or the Trust:

                           Address:         666 Fifth Avenue, Suite 802,
                                            New York, New York 10103
                           Attention:       Corporate Trust Department
                           Fax No.:         (212) 373-5998
                           Telephone No.:   (212) 373-5918

                           Address    for   notices   or    communications    to
                           Counterparty:

                           Address:         8725 West Sahara Avenue
                                            Las Vegas, Nevada 89163
                           Attention:       Mr. Robert Boyt
                           Fax No.:         (702) 797-4455
                           Telephone No.:   (702) 797-4875


(b) Process Agent. For the purpose of Section 13(c), the Trust appoints the Trustee as its Process Agent.


(c) Offices. The provisions of Section 10(a) will apply to the Trust and Counterparty.

(d) Multibranch Party. For the purpose of Section 10(c), the Trust is not a Multibranch Party, and Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Trustee, on behalf of the Trust, will be the Calculation Agent (it being understood that the Trustee has appointed the Servicer under the Pooling and Servicing
                  Agreement   to  perform  the  duties  of   Calculation   Agent
                  hereunder).

(f)      Credit Support Document and Credit Support Provider.  None.

(g) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

(h)      "Affiliate" will have the meaning specified in Section 14.

Part 5.  Other Provisions.

(a) Tax Treatment. For purposes of Federal income taxes, the parties agree (to the extent permitted by applicable law) to treat this Agreement as being entered into between Counterparty, on the one hand, and Citibank (South Dakota) and Citibank (Nevada), National Association ("Citibank (Nevada)"), on the other hand; provided that Counterparty's compliance with the terms of this Agreement and any Confirmation shall not be deemed to violate this provision.

(b) Definitions. The applicability of the 1991 ISDA Definitions, the 1992 ISDA Municipal Counterparty Definitions and the 1992 ISDA FX and Currency Option Definitions to any Transaction shall be specified in the Confirmation for such Transaction.

(c) Waiver of Jury Trial. The following paragraph shall be added to this Agreement as a new

                  Section 15:

                           "15. Jury Trial. Each party hereby waives its respective right to jury trial with respect to any litigation arising under, or in connection with, this Agreement or any Transaction."

(d) Waiver of Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each of Counterparty and the Trust irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the Trust and Counterparty hereunder against any obligations between the Trust and Counterparty under any other agreements or otherwise.

(e) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording and agrees to notify its officers and employees of such monitoring or recording.

(f) No Personal Liability. The obligations of the Trust under this Agreement are not personal obligations of the Trustee and, as a result, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

(g) No Petition. Counterparty hereby agrees that it will not, prior to the date which is one year and one day after the date on which all certificates or securities issued by the Trust have been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the Trust.

(h) Amendment. No amendment, modification or waiver in respect of this Agreement will be effective unless (a) it is made in accordance with Section 9(b) and (b) each Rating Agency shall have notified Counterparty and the Trustee that such amendment, modification or waiver will not result in a reduction or withdrawal of the rating of the obligations represented by any Certificates.

(i) Capitalized Terms. Capitalized terms not otherwise defined herein shall, where used herein or in any Confirmation, have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and

                  Servicing Agreement") dated as of May 29, 1991 between Citibank (Nevada) as Seller, Citibank (South Dakota) as Seller and Servicer, and the Trustee as trustee, as supplemented by the Series 1996-5 supplement thereto dated as of August 29, 1996 (the "Supplement").

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


YASUDA BANK AND TRUST               CITIBANK (NEVADA), NATIONAL
  COMPANY (U.S.A.),                 ASSOCIATION
as trustee for CITIBANK
CREDIT CARD MASTER TRUST I

By:   /s/ Anthony A. Bocchino       By:       /s/ Theodore A. Atencio
Name:     Anthony A. Bocchino       Name:     Theodore A. Atencio
Title:    Vice President            Title:    Vice President

                              Class A Certificates



                                  CONFIRMATION


To:          Yasuda Bank and Trust Company
             (U.S.A.), as Trustee (the "Trustee"), on behalf of Citibank Credit Card Master Trust I (the "Trust")

From:        Citibank (Nevada), National Association
             ("Counterparty")

Date:        August 29, 1996


                  The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement (including the Schedule thereto) dated as of August 29, 1996 headed "Class A Certificates" (the "Master Agreement") between you and us. All provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

                  2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:                                 Rate Swap Transaction

Notional Amount:                                  With respect to each
                                                  Calculation            Period,

                                                  60.439934273728%     of    the
                                                  outstanding  principal  amount
                                                  of the Class A Certificates as
                                                  of  the   first  day  of  such
                                                  Calculation    Period   (after
                                                  giving     effect    to    any
                                                  distribution  of  principal to
                                                  Class A Certificateholders  on
                                                  such day)

Trade Date:                                       August 29, 1996

Effective Date:                                   August 29, 1996

Termination Date:                                 The earlier of (a) the
                                                  Termination  Date (as  defined
                                                  in the Supplement) and (b) the
                                                  Distribution Date on which the
                                                  Notional  Amount is reduced to
                                                  zero

Fixed Amounts:

     Fixed Rate Payer:                            Trust

     Fixed Rate Payer Payment Date-
     Early Payment:                               One Business Day

     Fixed Rate Payer
     Period End Date:                             Each Distribution Date

     Fixed Amount:                                (a) With respect to the first
                                                  Payment  Date,   $6,582,887.50
                                                  and  (b) at all  other  times,
                                                  one  twelfth of the product of
                                                  6.8691%   and   the   Notional
                                                  Amount

Floating Amounts:


 Floating Rate
 Payer:                                           Counterparty

 Calculation Dates:                               The first day of each
                                                  Calculation Period

Floating Rate Payer
Payment Date:                                     Each Fixed Rate Payer Payment
                                                  Date

Floating Rate Payer Period End Date:              Each Fixed Rate Payer Period
                                                  End Date

Floating Rate
Option:                                           USD-LIBOR-BBA

Designated Maturity:                              (a) Following the occurrence
                                                  of an Amortization  Event, one
                                                  month,  and  (b) at all  other
                                                  times, three months

Spread: Plus 0.105% provided that the per annum rate (Floating Rate plus Spread) for the first three Calculation Periods shall be 5.67052%

Floating Rate Day
Count Fraction:                                   Actual/360

Reset Dates:                                      Each Class A Payment Date

Business Days:                                    New York, Nevada and
                                                  South Dakota

Business Day
Convention:                                       Following


     3.  Account Details.

Payments to the
Trust:                                            Citibank, N.A.
                                                  Corporate Trust
                                                  ABA:  021000089
                                                  Ref:  CCIMT 96-5
                                                  Attention:  Hugo Gindreaux
                                                  A/C:  36114325

Payments to
Counterparty:                                     Citibank (Nevada),

                                                  National Association
                                                  ABA:  122401710
                                                  Ref:  CCIMT 96-5 Swap

                  Each amount payable with respect to this Swap Transaction shall be paid by 12:00 p.m., New York City time, on the relevant Payment Date.

                  4. Counterparty Downgrade. If (i) the unsecured, unguaranteed, short-term debt rating of Counterparty is reduced below A-1+ or withdrawn by Standard & Poor's Rating Services ("Standard & Poor's") or (ii) the unsecured, unguaranteed long-term debt rating of Counterparty is reduced below Aa3 or withdrawn by Moody's Investors Service, Inc. ("Moody's"), Counterparty shall promptly notify the Trustee (and any permitted assignee or transferee of the Trustee) of such event, and shall, within 30 days of the date of occurrence of such event, with the prior written confirmation of each Rating Agency that such arrangement will not result in the reduction or withdrawal of the then-current rating of any Certificates, either:

                           (a) transfer,  solely at its cost or benefit,  as the
                  case may be, its rights and obligations pursuant to this Swap Transaction to another counterparty with an unsecured, unguaranteed, short-term debt rating from Standard & Poor's of no lower than A-1+ and an unsecured, unguaranteed long-term debt rating from Moody's of no lower than Aa3 (or effect the same economic result by agreeing to terminate this Swap Transaction and arranging for such a counterparty to enter into a replacement transaction with the Trust on terms substantially the same as those contained herein); or

                           (b) if  Counterparty,  using  its  best  efforts,  is
                  unable to find such a counterparty willing to accept such a transfer (or enter into such replacement transaction), enter into any other arrangement satisfactory to Counterparty, the Trustee, the Servicer, and the Rating Agencies.

                           The   failure  of   Counterparty   to   satisfy   its
                  obligations under this Clause 4 shall not, in and of itself, give rise to any Event of Default or otherwise be the basis for the designation of an Early Termination Event.

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                       Very truly yours,

                                       CITIBANK (NEVADA),
                                        NATIONAL ASSOCIATION

                                       by     /s/ Theodore A. Atencio

                                         Name:    Theodore A. Atencio
                                         Title:   Vice President


Accepted and confirmed as of the date first above written:

YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Trustee on behalf of
CITIBANK CREDIT CARD MASTER
TRUST I,

  by      /s/ Anthony A. Bocchino

    Name:     Anthony A. Bocchino
    Title:    Vice President

                                                                     Exhibit E-2
                              CLASS B CERTIFICATES

(Multicurrency--Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of August 29, 1996

YASUDA BANK AND TRUST COMPANY
(U.S.A.) as trustee for CITIBANK            CITIBANK (SOUTH DAKOTA), N.A.
CREDIT CARD MASTER TRUST I
__________________________________and_________________________________________

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule") and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.       Interpretation

(a) Definition. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


        Copyright(C)1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:--

         (i)   in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that the subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transaction from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i) Gross-up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

         (1) promptly notify the other party ("Y") of such requirement;

         (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this
         Section 2(d) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount have been assessed against Y;

         (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonable acceptable to Y, evidencing such payment to such authorities; and

         (4) if such Tax is an Indemnifiable Tax, pay Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deducting or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that is would not be required to be paid but for:-

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the  failure of a  representation  made by Y  pursuant  to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                                                   ISDA (R) 1992

         (ii) Liability. If:--

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

         (2) X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)      Basic Representations.

         (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

         (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                   ISDA (R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:---

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:---

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

                                                                   ISDA (R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:---

         (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)    Credit Support Default.

                  (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                  (2) the  expiration  or  termination  of such  Credit  Support
                  Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                  (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
         (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified
         Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirm, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default,
         event  of  default  or  other  similar   condition  or  event  (however
                                                                   ISDA (R) 1992
         described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreement or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:---

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:---

                           (1) the  resulting,  surviving or  transferee  entity
                  fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                           (2) the benefits of any Credit Support  Document fail
                  to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event
                                                                   ISDA (R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:---

         (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):---

                           (1) to perform any absolute or contingent  obligation
                  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of
                  such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
         Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect to which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)4(A)or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, an other entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.
                                                                   ISDA (R) 1992

6.       Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under
         Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv) Right to Terminate. If:--

         (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

         (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, an Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then
                                                                   ISDA (R) 1992
continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i) If notice  designating  an Early  Termination  Date is given  under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event) Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgement) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss" and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subjected to Set-off.

         (i)  Events of Default   If the Early Termination Date results from an
Event of Default--

         (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sums of the Settlement Amount (determined by the Non-defaulting party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid amounts owing to the Non-defaulting Party over (B) the Termination Currency of the Unpaid Amounts owing to the Defaulting Party.

         (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

         (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the
                                                                   ISDA (R) 1992

         Non-defaulting Party) in respect of the Termination Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party. (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-Defaulting Party; if it is negative number, the Non-Defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:---

         (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Marked Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

         (2)      Two Affected Parties.  If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement amount of the party with the higher Settlement amount ("X") and the Settlement amount of the party with the lower Settlement amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or if fewer than all the
                  Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive number, Y will pay it to X; if it is negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy In circumstance where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risk and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.
                                                                   ISDA (R) 1992

7.       Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by the way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or salified by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgement or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such currency if such shortfall or such excess arises or result from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgement or order for the purpose of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof of being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.
                                                                   ISDA (R) 1992

9.       Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall by entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by and exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other that its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction in entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting Party will, on demand indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document
                                                                   ISDA (R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, cost of collection.

12.      Notices

(a) Effectiveness. Any notice or other communication in respect to of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see schedule) and will be deem effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a) Governing Law. This agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction.   With   respect  to  any  suit, action or proceedings
related   to  this   Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgements Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any
                                                                   ISDA (R) 1992
reason any party's Process Agent unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party . The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any manner permitted by law.

(d)` Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting party, the Non-default Rate; and

(d)   In all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.
                                                                   ISDA (R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Deal" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" meaning any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such a recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law , rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in place(s) specified in the relevant Confirmation or, it not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and the party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them.) Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication. If Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotations" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date,
                                                                   ISDA (R) 1992
have been required after that date. For this purpose , Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e) and, if each party is so obligated, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and the lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's home or office.

"Potential Event of Default" means any event which, the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.
                                                                   ISDA (R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or other wise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5 (b).

"Terminated Transaction"means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Terminated Currency" has the meaning specified in the Schedule.

"Terminated Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obligated to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

 "Termination Event" means a Illegality, a Tax Event or Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amount that became payable (or that would become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market
                                                                   ISDA (R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obligated, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

YASUDA BANK AND TRUST COMPANY
(U.S.A.)  as trustee for CITIBANK         CITIBANK SOUTH DAKOTA), N.A.
CREDIT CARD MASTER TRUST I

----------------------------------        ---------------------------------
       (Name of Party)                         (Name of Party)




By:      /s/ Anthony A. Bocchino         By:       /s/ W.A. Kauffman
   Name:     Anthony A. Bocchino              Name:    W.A. Kauffman
   Title:    Vice President                   Title:   Vice President
   Date:     August 29, 1996                  Date:    August 29, 1996

                                                                   ISDA (R) 1992

                              Class B Certificates


                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                           dated as of August 29, 1996

                                     between

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)
                         as trustee (the "Trustee") for
                CITIBANK CREDIT CARD MASTER TRUST I (the "Trust")
                                       and
                 CITIBANK (SOUTH DAKOTA), N.A. ("Counterparty").


Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to the Trust for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

                  and in  relation to Counterparty for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) "Events of Default". The following Events of Default will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(ii), (Breach of Agreement)
         Section 5(a)(iii), (Credit Support Default)
         Section 5(a)(iv), (Misrepresentation)
         Section 5(a)(v), (Default under Specified Transaction)
         Section 5(a)(vi), (Cross Default)
         Section 5(a)(vii), (Bankruptcy)

(d) "Termination Events". The following Termination Events will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Termination Event" in Section 14 is deemed to be modified accordingly:

          Section 5(b)(ii), (Tax Event)
          Section 5(b)(iii), (Tax Event Upon Merger)
          Section 5(b)(iv), (Credit Event Upon Merger)

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Trust or Counterparty.

(f) Payments on Early Termination. Notwithstanding any provision to the contrary in this Agreement, upon the occurrence of an Early Termination Date in respect of one or more outstanding Transactions:

                           (i) the provisions of Sections 6(d)(i) (to the extent they relate to obtaining Market Quotations) and 6(e)(i), (ii) and (iv) shall not apply;

                           (ii) each reference in this Agreement to an amount calculated as being due in respect of any Early Termination Date under Section 6(e) shall be deemed to refer to an amount calculated in accordance with
                           Part 1(f)(iii) of this Schedule;

                           (iii) the amount payable in respect of such Early Termination Date will be the amount (determined by the Calculation Agent and netted in accordance with
                           Section  2(c))  that  is the  sum of the  Termination
                           Currency Equivalent of (1) all Unpaid Amounts in respect of the Terminated Transactions, (2) all amounts that would be payable if such Early Termination Date were the next Scheduled Payment Date in respect of each Terminated Transaction, and (3) each other amount calculated as being due pursuant to the Confirmation for each Terminated Transaction; and

                           (iv) the amount determined in accordance with paragraph (iii) above will be paid by the relevant party on the day that, but for the declaration of such Early Termination Date, would have been the next Payment Date in respect of the Terminated Transactions.

(g)      "Termination Currency" means United States Dollars.

(h) "Transfer to Avoid Termination Event". Section 6(b)(ii) is hereby amended by adding at the end thereof before the period in the third paragraph the following condition:

                           "and the prior written confirmation from each Rating Agency that the then-current ratings of the obligations represented by the Certificates will not be negatively affected by such transfer".

(i) Additional Termination Event will apply. An additional Termination Event shall occur if an Early Termination Date is designated in respect of any Transaction entered into pursuant to the Master Agreement dated as of the date hereof and headed "Class B Certificates" (the "Citibank (South Dakota) Master Agreement") between Citibank (South Dakota), N.A. ("Citibank (South Dakota)") and the Trustee as trustee on behalf of the Trust. For the purposes of the foregoing Termination Event, each party hereto shall be an Affected Party.


Part 2.  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e), each of the Trust and Counterparty represents that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f), (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                  Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.

                           (i)      Trust Representation.  For the purpose of
                           Section 3(f), the Trust makes  no representations.

                           (ii) Counterparty Representation. For the purpose of Section 3(f), Counterparty makes no representations.

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii):

(a)      Tax forms, documents or certificates to be delivered are:

                           Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:



         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            Certified  copies  of  all  documents  evidencing
         Counterparty         necessary corporate and other  authorizations and
                              approvals with respect to the execution, delivery
                              and  performance by the party of this  Agreement,
                              each   Confirmation  and  any  applicable  Credit
                              Support Document.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of             Yes
this Agreement.

         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            A  certificate  of an  authorized  officer of the
         Counterparty         party  certifying the names,  true signatures and
                              authority of the officers of the party signing this Agreement and any applicable Credit Support
                              Document.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of             Yes
this Agreement.


         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            Legal opinion in a form reasonably  acceptable to
         Counterparty         the Trustee,  relating to the  enforceability  of
                              Counterparty's obligations under this Agreement.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of            No
this Agreement.


Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

                           Address for notices or  communications to the Trustee
or the Trust:

                           Address:         666 Fifth Avenue, Suite 802,
                                            New York, New York 10103
                           Attention:       Corporate Trust Department
                           Fax No.:         (212) 373-5998
                           Telephone No.:   (212) 373-5918

                           Address    for   notices   or    communications    to
                           Counterparty:

                           Address:         8725 West Sahara Avenue
                                            Las Vegas, Nevada 89163
                           Attention:       Mr. Robert Boyt
                           Fax No.:         (702) 797-4455
                           Telephone No.:   (702) 797-4875


(b) Process Agent. For the purpose of Section 13(c), the Trust appoints the Trustee as its Process Agent.

(c) Offices. The provisions of Section 10(a) will apply to the Trust and Counterparty.

(d) Multibranch Party. For the purpose of Section 10(c), the Trust is not a Multibranch Party, and Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Trustee, on behalf of the Trust, will be the Calculation Agent (it being understood that the Trustee has appointed the Servicer under the Pooling and Servicing
                  Agreement   to  perform  the  duties  of   Calculation   Agent
                  hereunder).

(f)      Credit Support Document and Credit Support Provider.  None.

(g) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

(h)      "Affiliate" will have the meaning specified in Section 14.

Part 5.  Other Provisions.

(a) Tax Treatment. For purposes of Federal income taxes, the parties agree (to the extent permitted by applicable law) to treat this Agreement as being entered into between Counterparty, on the one hand, and Citibank (South Dakota) and Citibank (Nevada), National Association ("Citibank (Nevada)"), on the other hand; provided that Counterparty's compliance with the terms of this Agreement and any Confirmation shall not be deemed to violate this provision.

(b) Definitions. The applicability of the 1991 ISDA Definitions, the 1992 ISDA Municipal Counterparty Definitions and the 1992 ISDA FX and Currency Option Definitions to any Transaction shall be specified in the Confirmation for such Transaction.

(c) Waiver of Jury Trial. The following paragraph shall be added to this Agreement as a new Section 15:

                           "15. Jury Trial. Each party hereby waives its respective right to jury trial with respect to any litigation arising under, or in connection with, this Agreement or any Transaction."

(d) Waiver of Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each of Counterparty and the Trust irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the Trust and Counterparty hereunder against any obligations between the Trust and Counterparty under any other agreements or otherwise.

(e) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording and agrees to notify its officers and employees of such monitoring or recording.

(f) No Personal Liability. The obligations of the Trust under this Agreement are not personal obligations of the Trustee and, as a result, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

(g) No Petition. Counterparty hereby agrees that it will not, prior to the date which is one year and one day after the date on which all certificates or securities issued by the Trust have been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the Trust.

(h) Amendment. No amendment, modification or waiver in respect of this Agreement will be effective unless (a) it is made in accordance with Section 9(b) and (b) each Rating Agency shall have notified Counterparty and the Trustee that such amendment, modification or waiver will not result in a reduction or withdrawal of the rating of the obligations represented by any Certificates.

(i) Capitalized Terms. Capitalized terms not otherwise defined herein shall, where used herein or in any Confirmation, have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and

                  Servicing Agreement") dated as of May 29, 1991 between Citibank (Nevada) as Seller, Citibank (South Dakota) as Seller and Servicer, and the Trustee as trustee, as supplemented by the Series 1996-5 supplement thereto dated as of August 29, 1996 (the "Supplement").

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


YASUDA BANK AND TRUST               CITIBANK (SOUTH DALOTA), N.A.
  COMPANY (U.S.A.),
as trustee for CITIBANK
CREDIT CARD MASTER TRUST I


By:   /s/ Anthony A. Bocchino      By:  /s/ W.A. Kauffman
Name:     Anthony A. Bocchino      Name:    W.A. Kauffman
Title:    Vice President           Title:   Vice President

                              Class B Certificates



                                  CONFIRMATION


To:          Yasuda Bank and Trust Company
             (U.S.A.), as Trustee (the "Trustee"), on behalf of Citibank Credit Card Master Trust I (the "Trust")

From:        Citibank (South Dakota), N.A.
             ("Counterparty")

Date:        August 29, 1996


                  The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement (including the Schedule thereto) dated as of August 29, 1996 headed "Class B Certificates" (the "Master Agreement") between you and us. All provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

                  2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:                                 Rate Swap Transaction

Notional Amount:                                  With respect to each
                                                  Calculation           Period,

                                                  39.560065726272%  of the Class
                                                  B Invested Amount on the first
                                                  day of such Calculation Period
                                                  (after  giving  effect  to any
                                                  increase  or  decrease  of the
                                                  Class  B  Invested  Amount  on
                                                  such day)

Trade Date:                                       August 29, 1996

Effective Date:                                   August 29, 1996

Termination Date:                                 The earlier of (a) the
                                                  Termination  Date (as  defined
                                                  in the Supplement) and (b) the
                                                  Distribution Date on which the
                                                  outstanding  principal  amount
                                                  of the Class B Certificates is
                                                  reduced to zero

Fixed Amounts:

     Fixed Rate Payer:                            Trust


     Fixed Rate Payer Payment Date-
     Early Payment:                               One Business Day

     Fixed Rate Payer
     Period End Date:                             Each Distribution Date

     Fixed Amount:                                (a) With respect to the first
                                                  Payment Date,  $431,602.67 and
                                                  (b) at all  other  times,  one
                                                  twelfth  of  the   product  of
                                                  7.037% and the Notional Amount

 Floating Amounts:


    Floating Rate
    Payer:                                        Counterparty

    Calculation Dates:                            The first day of each
                                                  Calculation Period

Floating Rate Payer
Payment Date:                                     Each Fixed Rate Payer Payment
                                                  Date

Floating Rate Payer
Period End Date:                                  Each Fixed Rate Payer Period
                                                  End Date

Floating Rate
Option:                                           USD-LIBOR-BBA

Designated Maturity:                              One month

Spread: Plus 0.28%, provided that the per annum rate (Floating Rate plus Spread) for the first three Calculation Periods shall be 5.84552%

Floating Rate Day
Count Fraction:                                   Actual/360

Reset Dates:                                      Each Class B Payment Date

Business Days:                                    New York, Nevada and
                                                  South Dakota

Business Day
Convention:                                       Following



     3.  Account Details.

 Payments to the Trust:                           Citibank, N.A.
                                                 Corporate Trust
                                                 ABA:  021000089
                                                 Ref:  CCIMT 96-5
                                                 Attention:  Hugo Gindreaux
                                                 A/C:  36114325

Payments to Counterparty:                        Citibank (South Dakota), N.A.

                                                 ABA:  091409571
                                                 Ref:  CCIMT 96-5 Swap


                  Each amount payable with respect to this Swap Transaction shall be paid by 12:00 p.m., New York City time, on the relevant Payment Date.

                  4. Counterparty Downgrade. If (i) the unsecured, unguaranteed, short-term debt rating of Counterparty is reduced below A-1+ or withdrawn by Standard & Poor's Rating Services ("Standard & Poor's") or (ii) the unsecured, unguaranteed long-term debt rating of Counterparty is reduced below Aa3 or withdrawn by Moody's Investors Service, Inc. ("Moody's"), Counterparty shall promptly notify the Trustee (and any permitted assignee or transferee of the Trustee) of such event, and shall, within 30 days of the date of occurrence of such event, with the prior written confirmation of each Rating Agency that such arrangement will not result in the reduction or withdrawal of the then-current rating of any Certificates, either:

                           (a) transfer,  solely at its cost or benefit,  as the
                  case may be, its rights and obligations pursuant to this Swap Transaction to another counterparty with an unsecured, unguaranteed, short-term debt rating from Standard & Poor's of no lower than A-1+ and an unsecured, unguaranteed long-term debt rating from Moody's of no lower than Aa3 (or effect the same economic result by agreeing to terminate this Swap Transaction and arranging for such a counterparty to enter into a replacement transaction with the Trust on terms substantially the same as those contained herein); or

                           (b) if  Counterparty,  using  its  best  efforts,  is
                  unable to find such a counterparty willing to accept such a transfer (or enter into such replacement transaction), enter into any other arrangement satisfactory to Counterparty, the Trustee, the Servicer, and the Rating Agencies.

                           The   failure  of   Counterparty   to   satisfy   its
                  obligations under this Clause 4 shall not, in and of itself, give rise to any Event of Default or otherwise be the basis for the designation of an Early Termination Event.

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                       Very truly yours,

                                       CITIBANK (SOUTH DAKOTA), N.A.

                                       by     /s/ W.A. Kauffman

                                         Name:    W.A. Kauffman
                                         Title:   Vice President


Accepted and confirmed as of the date first above written:

YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Trustee on behalf of
CITIBANK CREDIT CARD MASTER
TRUST I,

  by     /s/ Anthony A. Bocchino

    Name:    Anthony A. Bocchino
    Title:   Vice President

                              CLASS B CERTIFICATES

(Multicurrency--Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of August 29, 1996

YASUDA BANK AND TRUST COMPANY
(U.S.A.) as trustee for CITIBANK            CITIBANK (NEVADA),
CREDIT CARD MASTER TRUST I                  NATIONAL ASSOCIATION
__________________________________and_________________________________________

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule") and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.       Interpretation

(a) Definition. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


        Copyright(C)1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:--

         (i)   in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that the subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transaction from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i) Gross-up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

         (1) promptly notify the other party ("Y") of such requirement;

         (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this
         Section 2(d) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount have been assessed against Y;

         (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonable acceptable to Y, evidencing such payment to such authorities; and

         (4) if such Tax is an Indemnifiable Tax, pay Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deducting or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that is would not be required to be paid but for:-

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the  failure of a  representation  made by Y  pursuant  to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                                                   ISDA (R) 1992

         (ii) Liability. If:--

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

         (2) X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)      Basic Representations.

         (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

         (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                   ISDA (R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:---

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:---

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

                                                                   ISDA (R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:---

         (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)    Credit Support Default.

                  (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                  (2) the  expiration  or  termination  of such  Credit  Support
                  Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                  (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
         (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified
         Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirm, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default,
         event  of  default  or  other  similar   condition  or  event  (however
                                                                   ISDA (R) 1992
         described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreement or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:---

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:---

                           (1) the  resulting,  surviving or  transferee  entity
                  fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                           (2) the benefits of any Credit Support  Document fail
                  to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event
                                                                   ISDA (R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:---

         (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):---

                           (1) to perform any absolute or contingent  obligation
                  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of
                  such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
         Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon Merger The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect to which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)4(A)or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, an other entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.
                                                                   ISDA (R) 1992

6.       Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under
         Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv) Right to Terminate. If:--

         (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

         (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, an Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then
                                                                   ISDA (R) 1992
continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i) If notice  designating  an Early  Termination  Date is given  under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event) Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgement) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss" and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subjected to Set-off.

         (i)  Events of Default   If the Early Termination Date results from an
Event of Default--

         (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sums of the Settlement Amount (determined by the Non-defaulting party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid amounts owing to the Non-defaulting Party over (B) the Termination Currency of the Unpaid Amounts owing to the Defaulting Party.

         (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

         (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the
                                                                   ISDA (R) 1992

         Non-defaulting Party) in respect of the Termination Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party. (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-Defaulting Party; if it is negative number, the Non-Defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:---

         (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Marked Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

         (2)      Two Affected Parties.  If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement amount of the party with the higher Settlement amount ("X") and the Settlement amount of the party with the lower Settlement amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or if fewer than all the
                  Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive number, Y will pay it to X; if it is negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy In circumstance where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risk and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.
                                                                   ISDA (R) 1992

7.       Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by the way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or salified by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgement or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such currency if such shortfall or such excess arises or result from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgement or order for the purpose of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof of being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.
                                                                   ISDA (R) 1992

9.       Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall by entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by and exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other that its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction in entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting Party will, on demand indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document
                                                                   ISDA (R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, cost of collection.

12.      Notices

(a) Effectiveness. Any notice or other communication in respect to of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see schedule) and will be deem effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a) Governing Law. This agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction.   With   respect  to  any  suit, action or proceedings
related   to  this   Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgements Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any
                                                                   ISDA (R) 1992
reason any party's Process Agent unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party . The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any manner permitted by law.

(d)` Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting party, the Non-default Rate; and

(d)   In all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.
                                                                   ISDA (R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Deal" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" meaning any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such a recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law , rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in place(s) specified in the relevant Confirmation or, it not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and the party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them.) Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication. If Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotations" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date,
                                                                   ISDA (R) 1992
have been required after that date. For this purpose , Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e) and, if each party is so obligated, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and the lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's home or office.

"Potential Event of Default" means any event which, the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.
                                                                   ISDA (R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or other wise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5 (b).

"Terminated Transaction"means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Terminated Currency" has the meaning specified in the Schedule.

"Terminated Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obligated to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

 "Termination Event" means a Illegality, a Tax Event or Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amount that became payable (or that would become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market
                                                                   ISDA (R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obligated, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.


IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

YASUDA BANK AND TRUST COMPANY             CITIBANK (NEVADA),
(U.S.A.)  as trustee for CITIBANK         NATIONAL ASSOCIATION
CREDIT CARD MASTER TRUST I

----------------------------------        ---------------------------------
       (Name of Party)                         (Name of Party)




By:      /s/ Anthony A. Bocchino         By:        /s/ Theodore A. Atencio
   Name:     Anthony A. Bocchino              Name:     Theodore A. Atencio
   Title:    Vice President                   Title:    Vice President
   Date:     August 29, 1996                  Date:     August 29, 1996

                                                                   ISDA (R) 1992

                              Class B Certificates



                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                           dated as of August 29, 1996

                                     between

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)
                         as trustee (the "Trustee") for
                CITIBANK CREDIT CARD MASTER TRUST I (the "Trust")
                                       and
            CITIBANK (NEVADA), NATIONAL ASSOCIATION ("Counterparty").


Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to the Trust for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

         and in  relation to Counterparty for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii), None
         Section 5(b)(iv), None

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) "Events of Default". The following Events of Default will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                  Section 5(a)(ii), (Breach of Agreement)
                  Section 5(a)(iii), (Credit Support Default)
                  Section 5(a)(iv), (Misrepresentation)
                  Section 5(a)(v), (Default under Specified Transaction)
                  Section 5(a)(vi), (Cross Default)
                  Section 5(a)(vii), (Bankruptcy)

(d) "Termination Events". The following Termination Events will not apply to the Trust or any Credit Support Provider of the Trust and the definition of "Termination Event" in Section 14 is deemed to be modified accordingly:

                  Section 5(b)(ii), (Tax Event)
                  Section 5(b)(iii), (Tax Event Upon Merger)
                  Section 5(b)(iv), (Credit Event Upon Merger)

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Trust or Counterparty.

(f)      Payments on Early Termination.  Notwithstanding any provision to the
         contrary  in  this   Agreement,   upon  the  occurrence  of  an  Early
         Termination Date in respect of one or more outstanding Transactions:

                           (i) the provisions of Sections 6(d)(i) (to the extent they relate to obtaining Market Quotations) and 6(e)(i), (ii) and (iv) shall not apply;

                           (ii) each reference in this Agreement to an amount calculated as being due in respect of any Early Termination Date under Section 6(e) shall be deemed to refer to an amount calculated in accordance with
                           Part 1(f)(iii) of this Schedule;

                           (iii) the amount payable in respect of such Early Termination Date will be the amount (determined by the Calculation Agent and netted in accordance with
                           Section  2(c))  that  is the  sum of the  Termination
                           Currency Equivalent of (1) all Unpaid Amounts in respect of the Terminated Transactions, (2) all amounts that would be payable if such Early Termination Date were the next Scheduled Payment Date in respect of each Terminated Transaction, and (3) each other amount calculated as being due pursuant to the Confirmation for each Terminated Transaction; and

                           (iv) the amount determined in accordance with paragraph (iii) above will be paid by the relevant party on the day that, but for the declaration of such Early Termination Date, would have been the next Payment Date in respect of the Terminated Transactions.

(g)      "Termination Currency" means United States Dollars.

(h) "Transfer to Avoid Termination Event". Section 6(b)(ii) is hereby amended by adding at the end thereof before the period in the third paragraph the following condition:

                           "and the prior written confirmation from each Rating Agency that the then-current ratings of the obligations represented by the Certificates will not be negatively affected by such transfer".

(i)      Additional   Termination   Event  will  apply.  An  additional
         Termination Event shall occur if an Early Termination Date is designated in respect of any Transaction entered into pursuant to the Master Agreement dated as of the date hereof and headed "Class B
         Certificates" (the "Citibank (Nevada) Master Agreement") between Citibank (Nevada), National Association ("Citibank (Nevada)") and the Trustee as trustee on behalf of the Trust. For the purposes of the foregoing Termination Event, each party hereto shall be an Affected Party.

Part 2.  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e), each of the Trust and Counterparty represents that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f), (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.

              (i) Trust Representation. For the purpose of Section 3(f), the Trust makes no representations.

              (ii) Counterparty Representation. For the purpose of Section 3(f), Counterparty makes no representations.

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii):

(a)      Tax forms, documents or certificates to be delivered are:

                           Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:


         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            Certified  copies  of  all  documents  evidencing
         Counterparty         necessary corporate and other  authorizations and
                              approvals with respect to the execution, delivery
                              and  performance by the party of this  Agreement,
                              each   Confirmation  and  any  applicable  Credit
                              Support Document.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of             Yes
this Agreement.

         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            A  certificate  of an  authorized  officer of the
         Counterparty         party  certifying the names,  true signatures and
                              authority of the officers of the party signing this Agreement and any applicable Credit Support
                              Document.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of             Yes
this Agreement.


         Party
         Required to
         Deliver               Form/Document/
         Document              Certificate

         Trust and            Legal opinion in a form reasonably  acceptable to
         Counterparty         the Trustee,  relating to the  enforceability  of
                              Counterparty's obligations under this Agreement.

Date by Which           Covered by Section 3(d)
to Be Delivered            Representation


Upon execution of            No
this Agreement.



Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

                           Address for notices or  communications to the Trustee
or the Trust:

                           Address:         666 Fifth Avenue, Suite 802,
                                            New York, New York 10103
                           Attention:       Corporate Trust Department
                           Fax No.:         (212) 373-5998
                           Telephone No.:   (212) 373-5918

                           Address    for   notices   or    communications    to
Counterparty:

                           Address:         701 East 60th Street, North
                                            Sioux Falls, SD 57117
                           Attention:       General Counsel
                           Fax No.:         (605) 331-4442 or 7232
                           Telephone No.:   (605) 331-1567


(b) Process Agent. For the purpose of Section 13(c), the Trust appoints the Trustee as its Process Agent.


(c) Offices. The provisions of Section 10(a) will apply to the Trust and Counterparty.

(d) Multibranch Party. For the purpose of Section 10(c), the Trust is not a Multibranch Party, and Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Trustee, on behalf of the Trust, will be the Calculation Agent (it being understood that the Trustee has appointed the Servicer under the Pooling and Servicing Agreement to perform the duties of Calculation Agent hereunder).

(f)      Credit Support Document and Credit Support Provider.  None.

(g) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

(h)      "Affiliate" will have the meaning specified in Section 14.

Part 5.  Other Provisions.

(a) Tax Treatment. For purposes of Federal income taxes, the parties agree (to the extent permitted by applicable law) to treat this Agreement as being entered into between Counterparty, on the one hand, and Citibank (South Dakota), N.A. ("Citibank (South Dakota)") and Citibank (Nevada), on the other hand; provided that Counterparty's compliance with the terms of this Agreement and any Confirmation shall not be deemed to violate this provision.

(b) Definitions. The applicability of the 1991 ISDA Definitions, the 1992 ISDA Municipal Counterparty Definitions and the 1992 ISDA FX and Currency Option Definitions to any Transaction shall be specified in the Confirmation for such Transaction.

(c) Waiver of Jury Trial. The following paragraph shall be added to this Agreement as a new Section 15:

                           "15. Jury Trial. Each party hereby waives its respective right to jury trial with respect to any litigation arising under, or in connection with, this Agreement or any Transaction."

(d) Waiver of Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each of Counterparty and the Trust irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the Trust and Counterparty hereunder against any obligations between the Trust and Counterparty under any other agreements or otherwise.

(e) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording and agrees to notify its officers and employees of such monitoring or recording.

(f) No Personal Liability. The obligations of the Trust under this Agreement are not personal obligations of the Trustee and, as a result, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

(g) No Petition. Counterparty hereby agrees that it will not, prior to the date which is one year and one day after the date on which all certificates or securities issued by the Trust have been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the Trust.

(h) Amendment. No amendment, modification or waiver in respect of this Agreement will be effective unless (a) it is made in accordance with
         Section 9(b) and (b) each Rating Agency shall have notified Counterparty and the Trustee that such amendment, modification or waiver will not result in a reduction or withdrawal of the rating of the obligations represented by any Certificates.

(i) Capitalized Terms. Capitalized terms not otherwise defined herein shall, where used herein or in any Confirmation, have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and

         Servicing Agreement") dated as of May 29, 1991 between Citibank (Nevada) as Seller, Citibank (South Dakota) as Seller and Servicer, and the Trustee as trustee, as supplemented by the Series 1996-5 supplement thereto dated as of August 29, 1996 (the "Supplement").

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


YASUDA BANK AND TRUST               CITIBANK (NEVADA), NATIONAL ASSOCIATION
  COMPANY (U.S.A.),
as trustee for CITIBANK
CREDIT CARD MASTER TRUST I


By:   /s/ Anthony A. Bocchino       By:   /s/ Theodore A. Atencio
Name:     Anthony A. Bocchino       Name:     Theodore A. Atencio
Title:    Vice President            Title:    Vice President

                              Class B Certificates





                                  CONFIRMATION


To:          Yasuda Bank and Trust Company
             (U.S.A.), as Trustee (the "Trustee"), on behalf of Citibank Credit Card Master Trust I (the "Trust")

From:        Citibank (Nevada), National Association
             ("Counterparty")

Date:        August 29, 1996


                  The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement (including the Schedule thereto) dated as of August 29, 1996 headed "Class B Certificates" (the "Master Agreement") between you and us. All provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

                  2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:                                 Rate Swap Transaction

Notional Amount:                                  With respect to each
                                                  Calculation            Period,

                                                  60.439934273728%  of the Class
                                                  B Invested Amount on the first
                                                  day of such Calculation Period
                                                  (after  giving  effect  to any
                                                  increase  or  decrease  of the
                                                  Class  B  Invested  Amount  on
                                                  such day)

Trade Date:                                       August 29, 1996

Effective Date:                                   August 29, 1996

Termination Date:                                 The earlier of (a) the
                                                  Termination  Date (as  defined
                                                  in the Supplement) and (b) the
                                                  Distribution Date on which the
                                                  outstanding  principal  amount
                                                  of the Class B Certificates is
                                                  reduced to zero

Fixed Amounts:


     Fixed Rate Payer:                            Trust


     Fixed Rate Payer Payment Date-
     Early Payment:                               One Business Day

     Fixed Rate Payer
     Period End Date:                             Each Distribution Date

     Fixed Amount:                                (a) With respect to the first
                                                  Payment Date,  $431,602.67 and
                                                  (b) at all  other  times,  one
                                                  twelfth  of  the   product  of
                                                  7.037% and the Notional Amount

Floating Amounts:


Floating Rate
Payer:                                            Counterparty

Calculation Dates:                                The first day of each
                                                  Calculation Period

Floating Rate Payer
Payment Date:                                     Each Fixed Rate Payer
                                                  Payment Date

Floating Rate Payer
Period End Date:                                  Each Fixed Rate Payer Period
                                                  End Date

Floating Rate
Option:                                           USD-LIBOR-BBA

Designated Maturity:                              One month

Spread: Plus 0.28%, provided that the per annum rate (Floating Rate plus Spread) for the first three Calculation Periods shall be 5.84552%

Floating Rate Day
Count Fraction:                                   Actual/360

Reset Dates:                                      Each Class B Payment Date

Business Days:                                    New York, Nevada and
                                                  South Dakota

Business Day
Convention:                                       Following


     3.  Account Details.

Payments to the Trust:                            Citibank, N.A.
                                                  Corporate Trust
                                                  ABA:  021000089
                                                  Ref:  CCIMT 96-5
                                                  Attention:  Hugo Gindreaux
                                                  A/C:  36114325

Payments to Counterparty:                         Citibank (Nevada),
                                                  National Association

                                                  ABA:  122401710
                                                  Ref:  CCIMT 96-5 Swap


                  Each amount payable with respect to this Swap Transaction shall be paid by 12:00 p.m., New York City time, on the relevant Payment Date.

                  4. Counterparty Downgrade. If (i) the unsecured, unguaranteed, short-term debt rating of Counterparty is reduced below A-1+ or withdrawn by Standard & Poor's Rating Services ("Standard & Poor's") or (ii) the unsecured, unguaranteed long-term debt rating of Counterparty is reduced below Aa3 or withdrawn by Moody's Investors Service, Inc. ("Moody's"), Counterparty shall promptly notify the Trustee (and any permitted assignee or transferee of the Trustee) of such event, and shall, within 30 days of the date of occurrence of such event, with the prior written confirmation of each Rating Agency that such arrangement will not result in the reduction or withdrawal of the then-current rating of any Certificates, either:

                           (a) transfer,  solely at its cost or benefit,  as the
                  case may be, its rights and obligations pursuant to this Swap Transaction to another counterparty with an unsecured, unguaranteed, short-term debt rating from Standard & Poor's of no lower than A-1+ and an unsecured, unguaranteed long-term debt rating from Moody's of no lower than Aa3 (or effect the same economic result by agreeing to terminate this Swap Transaction and arranging for such a counterparty to enter into a replacement transaction with the Trust on terms substantially the same as those contained herein); or

                           (b) if  Counterparty,  using  its  best  efforts,  is
                  unable to find such a counterparty willing to accept such a transfer (or enter into such replacement transaction), enter into any other arrangement satisfactory to Counterparty, the Trustee, the Servicer, and the Rating Agencies.

                           The   failure  of   Counterparty   to   satisfy   its
                  obligations under this Clause 4 shall not, in and of itself, give rise to any Event of Default or otherwise be the basis for the designation of an Early Termination Event.

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                       Very truly yours,
                                       CITIBANK (NEVADA),
                                       NATIONAL ASSOCIATION

                                       by     /s/ Theodore A. Atencio

                                         Name:    Theodore A. Atencio
                                         Title:   Vice President


Accepted and confirmed as of the date first above written:

YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Trustee on behalf of
CITIBANK CREDIT CARD MASTER
TRUST I,

  by      /s/ Anthony A. Bocchino

    Name:     Anthony A. Bocchino
    Title:    Vice President
--------
1To be delivered no later than the applicable Transfer Date.

2To be delivered no later than the applicable Transfer Date.

3To be delivered no later than the 15th day of each calendar month.

1Applicable during the Accumulation Period, Principal Payment Period and any Early Amortization Period.

2Applicable after issuance of Additional Investor Certificates.

3Applicable only if the Revolving Period has been extended.

4The following information, as applicable, is to be included only on Payment Dates.

                                   SCHEDULE 1

                               Recognized Dealers
                       for Purposes of Section 8.01(a)(ii)

Class A Dealers

Citibank, N.A.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Brothers Inc



Class B Dealers

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citibank, N.A.
Goldman, Sachs & Co.